UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

            Investment Company Act file number      811-07455
                                              -----------------------

                              Phoenix-Seneca Funds
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              909 Montgomery Street
                             San Francisco, CA 94133
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

            Kevin J. Carr, Esq.
   Vice President, Chief Legal Officer,              John H. Beers, Esq.
   Counsel and Secretary for Registrant                Vice President
      Phoenix Life Insurance Company           Phoenix Life Insurance Company
             One American Row                         One American Row
            Hartford, CT 06102                       Hartford, CT 06102
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 828-1212
                                                          ---------------

                      Date of fiscal year end: September 30
                                              -------------

                  Date of reporting period: September 30, 2005
                                           -------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


--------------------------------------------------------------------------------
                                                             SEPTEMBER 30, 2005
--------------------------------------------------------------------------------

ANNUAL REPORT

     o    PHOENIX BOND FUND
                   FORMERLY PHOENIX-SENECA BOND FUND
     O    PHOENIX EARNINGS DRIVEN GROWTH FUND
                   FORMERLY PHOENIX-SENECA MID-CAP "EDGE"(SM) FUND
     O    PHOENIX EQUITY INCOME FUND
                   FORMERLY PHOENIX-SENECA EQUITY INCOME FUND

   [GRAPHIC OMITTED]
   Get Fund documents
   by e-mail instead.

  Eligible shareholders
may sign up for E-Delivery
   at PhoenixFunds.com

TRUST NAME: PHOENIX-SENECA FUNDS

[GRAPHIC OMITTED]
PHOENIXFUNDS(SM)

--------------------------------------------------------------------------------
Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.
--------------------------------------------------------------------------------

This report is not authorized for distribution to prospective investors in the Phoenix-Seneca Funds unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

MESSAGE FROM THE CHAIRMAN

DEAR SHAREHOLDER:

[GRAPHIC OMITTED]

      I encourage you to review this annual report for the Phoenix Bond Fund, Phoenix Earnings Driven Growth Fund, and Phoenix Equity Income Fund, for the fiscal year ended September 30, 2005.

      As of early fall, the United States economy was growing at a more moderate pace than we experienced in 2004. Inflation concerns seemed to be subsiding after peaking this spring, despite continued high energy prices. The equity markets remained sluggish through the first half of 2005, giving back some of the gains from last fall's post-presidential election rally. The Federal Reserve (the "Fed") continued to tighten interest rates throughout the year, instituting its eleventh consecutive 25 basis point rate hike in September. As a result of the Fed's efforts, the Treasury yield curve flattened considerably over the past year, with short rates rising while rates for longer dated maturities declined. The combination of moderate economic growth and low inflation should provide a favorable environment for both the equity and fixed income markets in the second half of the year.

      No matter what the market brings, short-term performance changes should not distract you from your long-term financial plan. Now may be an opportune time for you to review your portfolio with your financial advisor to make sure that your asset allocation remains on target. Keep in mind that finding the best balance of performance and protection requires discipline and diversification.1 Your Phoenix mutual fund allocation may help in this effort.

      As an alternative to paper mail, if you would like to view your mutual fund communications electronically, including account statements, prospectuses, and annual and semiannual reports, sign up for our E-Delivery service. To register, go online to PhoenixFunds.com, select the Individual Investors option, and follow the E-Delivery instructions, or call Mutual Fund Services at 1-800-243-1574 and a customer service representative will be happy to assist you.


Sincerely,

/s/ Philip R. Mcloughlin

Philip R. McLoughlin
Chairman, Phoenix Funds

OCTOBER 2005

1 DIVERSIFICATION  DOES NOT GUARANTEE  AGAINST A LOSS, AND THERE IS NO GUARANTEE
  THAT A DIVERSIFIED PORTFOLIO WILL OUTPERFORM A NON-DIVERSIFIED PORTFOLIO.

The preceding information is the opinion of the Chairman of the Phoenix Funds Board of Trustees. There is no guarantee that market forecasts discussed will be realized.

TABLE OF CONTENTS

Glossary ......................................................   3
Phoenix Bond Fund .............................................   5
Phoenix Earnings Driven Growth Fund ...........................  19
Phoenix Equity Income Fund ....................................  30
Notes to Financial Statements .................................  40
Report of Independent Registered Public Accounting Firm .......  45
Fund Management Tables ........................................  46


--------------------------------------------------------------------------------
PROXY VOTING INFORMATION (FORM N-PX)
The Adviser and subadviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust's Board of Trustees. You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, 2005, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

FORM N-Q INFORMATION
The Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.
--------------------------------------------------------------------------------

GLOSSARY

BASIS POINT (BP)
One-hundredth of a percentage point (0.01%). Basis points are often used to measure changes in or differences between yields on fixed income securities, since these often change by very small amounts.

CONSUMER PRICE INDEX (CPI)
Measures the pace of inflation by measuring the change in consumer prices of goods and services, including housing, electricity, food, and transportation, as determined by a monthly survey of the U.S. Bureau of Labor Statistics. Also called the cost-of-living index.

DOW JONES WILSHIRE REAL ESTATE SECURITIES INDEX (FULL CAP)
A market capitalization-weighted index that measures publicly traded real estate securities such as real estate investment trusts and real estate operating companies. The index is calculated on a total return basis with dividends reinvested.

DURATION
Represents the interest rate sensitivity of a fixed-income fund. For example, if a fund's duration is five years, a 1% increase in interest rates would result in a 5% decline in the fund's price. Similarly, a 1% decline in interest rates would result in a 5% gain in the fund's price.

FEDERAL FUNDS RATE
The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The federal funds rate is the most sensitive indicator of the direction of interest rates since it is set daily by the market.

FEDERAL RESERVE (THE "FED")
The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

GROSS DOMESTIC PRODUCT (GDP)
An important measure of the United States' economic performance, GDP is the total market value of all final goods and services produced in the U.S. during any quarter or year.

LEHMAN BROTHERS AGGREGATE BOND INDEX
An index that measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

REIT (REAL ESTATE INVESTMENT TRUST)
A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

RUSSELL MIDCAP(R) GROWTH INDEX
A market capitalization-weighted index of medium-capitalization, growth-oriented stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested.

S&P 500(R) INDEX
A free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

TREASURY-INFLATION PROTECTED SECURITIES (TIPS)
U.S. Treasury bonds and notes whose value is adjusted according to changes to the inflation rate every six months, as measured by the consumer price index. As inflation occurs, the value of TIPS increases.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
Securities purchased on a when-issued or forward commitment basis are also known as delayed-delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date ordinarily up to 90 days later. When-issued or forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates.

YIELD CURVE
A line chart that shows interest rates at a specific point in time for securities of equivalent quality but with different maturities. A "normal or positive" yield curve indicates that short-term securities have a lower interest rate than long-term securities; an "inverted or negative" yield curve indicates short-term rates are exceeding long-term rates; and a "flat yield curve" means short- and long-term rates are about the same.

INDEXES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT; THEREFORE THEIR PERFORMANCE DOES NOT REFLECT THE EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF AN ACTUAL PORTFOLIO.

PHOENIX BOND FUND


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: HOW DID THE FUND PERFORM OVER THE FISCAL YEAR ENDED SEPTEMBER 30, 2005?

A: For the fiscal year ended September 30, 2005, the Fund's Class X shares returned 2.44%, Class A shares returned 2.14%, Class B shares returned 1.36% and Class C shares returned 1.35%. For the same period, the Lehman Brothers Aggregate Bond Index, which serves as the broad-based and style-specific benchmark index appropriate for comparison, returned 2.80%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A: During the reporting period, the Fed raised the federal funds rate eight times, for a total of 11 consecutive hikes since June 2004. While short-term rates have risen significantly, long-term rates remain stubbornly low. The 10-year Treasury ended the period yielding 4.33%, 15 basis points lower than when the Fed started raising rates. This "conundrum," as aptly put by Chairman Alan Greenspan, is a result of excess capital flows from overseas in search of relatively higher yields.

      Market volatility increased during the reporting period in anticipation of rising interest rates, inflation concerns, increasing oil prices, hurricanes and murky economic data. Spread products, particularly corporate bonds, experienced this volatility firsthand as General Motors and Ford were downgraded to lower credit-rated, high yield securities, sparking the largest index transition in history. To put it in perspective, the downgrade of General Motors alone was larger than the next ten biggest downgrades in history combined.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THIS PERIOD?

A: The portfolio maintained a neutral duration with a short bias throughout the reporting period. In anticipation of a flattening yield curve, we maintained a significant barbell during the period, which added value to the portfolio. While the most significant flattening is behind us, we do not see a reversion to a steep yield curve any time soon, and currently maintain a modest barbell. Our yield curve positioning during the period helped the Fund's performance.

      Throughout the year, we maintained an underweighting in Treasuries and an overweighting in the spread sectors of corporates and mortgages. In the second half of the fiscal year, we increased our exposure to Treasuries, particularly longer bonds, but we still remained underweight compared to the Lehman Brothers Aggregate Bond Index. Our overall underweighting in the Treasuries sector detracted from performance; however, our bias to longer-end Treasuries helped, as these were the best performers in the sector.

      We were overweighted in corporates throughout the entire reporting period. This helped portfolio performance in the last quarter of 2004, as investment grade credits led all spread sectors. In 2005, corporate bond performance suffered, held back by the double auto downgrades of General Motors and Ford. Our overweight to corporates hurt returns slightly for the overall period, but good credit selection and a bias to higher quality bonds helped.

      We were overweighted in structured products, including mortgages, during the first part of the fiscal year. As spreads tightened, we reduced our weighting but remained overweight. Overall, exposure to this sector was a positive contributor to performance.

                                                                    OCTOBER 2005

THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

Phoenix Bond Fund

--------------------------------------------------------------------------------
  TOTAL RETURNS 1                                        PERIODS ENDING 9/30/05
--------------------------------------------------------------------------------

                                                                                           INCEPTION    INCEPTION
                                                                    1 YEAR       5 YEARS   TO 9/30/05      DATE
                                                                    --------     --------  ----------   ------------
        Class X Shares at NAV 2                                       2.44%        6.23%       6.85%      3/7/96

        Class A Shares at NAV 2                                       2.14         5.92        5.29       7/1/98
        Class A Shares at POP 3                                      (2.71)        4.90        4.59       7/1/98

        Class B Shares at NAV 2                                       1.36         5.13        4.50       7/1/98
        Class B Shares with CDSC 4                                   (2.58)        5.13        4.50       7/1/98

        Class C Shares at NAV 2                                       1.35         5.12        4.50       7/1/98
        Class C Shares with CDSC 4                                    1.35         5.12        4.50       7/1/98

        Lehman Brothers Aggregate Bond Index                          2.80         6.62      Note 5       Note 5


ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

1 TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE
  REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
2 "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES
  CHARGE.
3 "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM
  FRONT-END 4.75% SALES CHARGE.
4 CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN
  CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.
5 INDEX PERFORMANCE IS 6.48% FOR CLASS X (SINCE 3/7/96) AND 6.04% FOR CLASS A,
  CLASS B AND CLASS C (SINCE 7/1/98).

--------------------------------------------------------------------------------
  GROWTH OF $10,000                                         PERIODS ENDING 9/30
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 3/7/96 (inception of the Fund) in Class X shares. The total return for Class X shares reflects no sales charge. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gains are reinvested.

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHICS

                         Phoenix Bond     Lehman Brothers
                        Fund Class X    Aggregate Bond Index

03/07/1996                $10,000               $10,000
09/30/1996                 10,413                10,146
09/30/1997                 11,586                11,132
09/30/1998                 12,679                12,413
09/30/1999                 13,124                12,367
09/29/2000                 13,934                13,232
09/28/2001                 15,305                14,946
09/30/2002                 16,214                16,230
09/30/2003                 17,605                17,109
09/30/2004                 18,404                17,738
09/30/2005                 18,853                18,234

For information regarding the index, see the glossary on page 3.

Phoenix Bond Fund


ABOUT YOUR FUND'S EXPENSES
   We believe it is important for you to understand the impact of costs on your investments. All mutual funds have operating expenses. As a shareholder of the Bond Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. Class X shares are sold without a sales charge and do not incur distribution and service fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES
   The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
   The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
   Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower depending on the amount of your investments and timing of any purchases or redemptions.

                               Beginning           Ending          Expenses Paid
     Bond Fund               Account Value      Account Value         During
      Class X               March 31, 2005   September 30, 2005       Period*
-----------------------    ----------------  ------------------    -------------
Actual                         $1,000.00          $1,020.40            $4.54
Hypothetical (5% return
  before expenses)              1,000.00           1,020.52             4.55

*EXPENSES ARE EQUAL TO THE FUND'S CLASS X ANNUALIZED EXPENSE RATIO OF 0.90%,
 WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS X RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED SEPTEMBER 30, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 2.44%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT SEPTEMBER 30, 2005 OF $1,024.40.

                               Beginning           Ending          Expenses Paid
     Bond Fund               Account Value      Account Value         During
      Class A               March 31, 2005   September 30, 2005       Period*
-----------------------    ----------------  ------------------    -------------
Actual                         $1,000.00          $1,019.00            $5.82
Hypothetical (5% return
  before expenses)              1,000.00           1,019.23             5.84

*EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.15%,
 WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED SEPTEMBER 30, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 2.14%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT SEPTEMBER 30, 2005 OF $1,021.40.

                               Beginning           Ending          Expenses Paid
     Bond Fund               Account Value      Account Value         During
      Class B               March 31, 2005   September 30, 2005       Period*
-----------------------    ----------------  ------------------    -------------
Actual                         $1,000.00          $1,015.20            $9.59
Hypothetical (5% return
  before expenses)              1,000.00           1,015.44             9.63

*EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 1.90%,
 WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED SEPTEMBER 30, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 1.36%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT SEPTEMBER 30, 2005 OF $1,013.60.

                               Beginning           Ending          Expenses Paid
     Bond Fund               Account Value      Account Value         During
      Class C               March 31, 2005   September 30, 2005       Period*
-----------------------    ----------------  ------------------    -------------
Actual                         $1,000.00        $1,015.20              $9.56
Hypothetical (5% return
  before expenses)              1,000.00         1,015.46               9.61

*EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 1.89%,
 WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED SEPTEMBER 30, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 1.35%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT SEPTEMBER 30, 2005 OF $1,013.50.

 YOU CAN FIND MORE INFORMATION ABOUT THE FUNDS EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

Phoenix Bond Fund

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT SEPTEMBER 30, 2005 (AS A PERCENTAGE OF NET ASSETS)(H)
--------------------------------------------------------------------------------
 1. FNMA 5.373%, 5/1/35                            9.8%
 2. FNMA TBA 5%, 10/1/33                           7.4%
 3. FNMA TBA 5.5%, 10/1/33                         7.4%
 4. U.S. Treasury Note 2.5%, 9/30/06               4.3%
 5. U.S. Treasury Bond 5.375%, 2/15/31             2.4%


 6. U.S. Treasury Note 4%, 11/15/12                1.8%
 7. U.S. Treasury Inflation Indexed Note
    3%, 7/15/12                                    1.7%
 8. U.S. Treasury Note 4.75%, 5/15/14              1.7%
 9. Master Asset Securitization Trust Alternative
    Loans Trust 04-6, 6A1 6.5%, 7/25/34            1.6%
10. Swedish Export Credit Corp. 0%, 6/5/07         1.5%

--------------------------------------------------------------------------------
  SECTOR WEIGHTINGS                                                     9/30/05
--------------------------------------------------------------------------------

As a percentage of total investments

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHICS

Corporate Bonds                             32%
Agency Mortgage-Backed Securities           28
Short-Term Investments                      16
U.S. Government Securities                  11
Non-Agency Mortgage-Backed Securities        6
Foreign Corporate Securities                 6
Foreign Government Securities                1

                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2005
                                                            PAR
                                                           VALUE
                                                           (000)        VALUE
                                                          ------     ----------
U.S. GOVERNMENT SECURITIES--12.5%

U.S. TREASURY BONDS--2.4%
U.S. Treasury Bond 5.375%, 2/15/31(f) ................    $1,465     $1,641,257

U.S. TREASURY NOTES--10.1%
U.S. Treasury Note 2.50%, 9/30/06(f) .................     3,015      2,967,891
U.S. Treasury Note 3%, 12/31/06 ......................       260        256,323
U.S. Treasury Note 5%, 2/15/11 .......................       110        114,052

U.S. Treasury Inflation Indexed Note
3%, 7/15/12(d)(f) ....................................     1,000      1,182,441

U.S. Treasury Note 4%, 11/15/12 ......................     1,250      1,229,639
U.S. Treasury Note 4.75%, 5/15/14 ....................     1,110      1,143,560
                                                                     ----------
                                                                      6,893,906
                                                                     ----------

--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $8,462,123)                                          8,535,163
--------------------------------------------------------------------------------

                                                            PAR
                                                           VALUE
                                                           (000)        VALUE
                                                          ------     ----------
AGENCY MORTGAGE-BACKED SECURITIES--32.1%

FHLMC 5.50%, 9/15/17 .................................    $  460     $  467,568
FHLMC 5%, 3/15/19(f) .................................       455        448,322
FHLMC 7%, 1/1/33 .....................................       480        501,510
FHLMC 3.536%, 2/1/34(e) ..............................       505        501,601
FNMA 3.284%, 7/1/33(e) ...............................       502        502,630
FNMA 3.206%, 9/1/33(e) ...............................       371        371,548
FNMA 3.453%, 11/1/33(e) ..............................       532        533,407
FNMA 3.482%, 12/1/33(e) ..............................       351        351,583
FNMA 3.528%, 3/1/34(e) ...............................       603        603,556
FNMA 3.591%, 4/1/34(e) ...............................       324        323,103
FNMA 4.50%, 1/1/35 ...................................       551        526,180
FNMA 5.373%, 5/1/35(e) ...............................     6,661      6,709,635
FNMA TBA 5%, 10/1/33(g) ..............................     5,165      5,055,244
FNMA TBA 5.50%, 10/1/33(g) ...........................     5,045      5,041,847
--------------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $22,015,957)                                        21,937,734
--------------------------------------------------------------------------------

                        See Notes to Financial Statements

Phoenix Bond Fund

                                                            PAR
                                                           VALUE
                                                           (000)        VALUE
                                                          ------     ----------
NON-AGENCY MORTGAGE-BACKED
SECURITIES--7.3%

Banc of America Commercial Mortgage, Inc.
00-1, A1A 7.109%, 11/15/31 ...........................    $  353     $  365,205

Citigroup Mortgage Loan Trust, Inc.
04-NCM2, 2CB3 8%, 8/25/34 ............................       296        304,106

Master Asset Securitization Trust Alternative
Loans Trust 03-7, 5A1 6.25%, 11/25/33 ................       326        327,486

Master Asset Securitization Trust Alternative
Loans Trust 04-1, 3A1 7%, 1/25/34 ....................       277        281,671

Master Asset Securitization Trust Alternative
Loans Trust 04-5, 6A1 7%, 6/25/34 ....................       233        236,313

Master Asset Securitization Trust Alternative
Loans Trust 04-6, 6A1 6.50%, 7/25/34 .................     1,077      1,092,156

Merrill Lynch Mortgage Trust 05-MCP1,
A2 4.556%, 6/12/43 ...................................       725        715,484

Morgan Stanley Mortgage Loan Trust 04-3,
3A 6%, 4/25/34 .......................................     1,032      1,041,287

Residential Asset Mortgage Products, Inc.
04-SL3, A4 8.50%, 12/25/31 ...........................       593        611,931
--------------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $5,057,408)                                          4,975,639
--------------------------------------------------------------------------------


FOREIGN GOVERNMENT SECURITIES--1.5%

SWEDEN--1.5%
Swedish Export Credit Corp. 0%, 6/5/07(f) ............     1,130      1,065,285
--------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $1,130,000)                                          1,065,285
--------------------------------------------------------------------------------



FOREIGN CORPORATE BONDS(c)--6.7%

BERMUDA--0.2%
Intelsat Bermuda Ltd. 144A 8.625%,
1/15/15(b) ...........................................       125        128,125

CANADA--1.9%
Cascades, Inc. 7.25%, 2/15/13 ........................        76         74,290
CHC Helicopter Corp. 7.375%, 5/1/14 ..................        70         72,100
Corus Entertainment, Inc. 8.75%, 3/1/12 ..............        82         88,253
Intrawest Corp. 7.50%, 10/15/13 ......................       385        396,069
Jean Coutu Group, Inc. 8.50%, 8/1/14 .................       105        105,000
Novelis, Inc. 144A 7.25%, 2/15/15(b) .................       105         99,750
TransCanada Pipelines Ltd. 4%, 6/15/13(f) ............       285        268,216
Videotron Ltee 6.875%, 1/15/14 .......................       205        211,406
                                                                     ----------
                                                                      1,315,084
                                                                     ----------

                                                            PAR
                                                           VALUE
                                                           (000)        VALUE
                                                          ------     ----------
CHILE--0.4%
Celulosa Arauco y Constitucion S.A.
144A 5.625%, 4/20/15(b) ..............................    $  235     $  233,062

FRANCE--0.6%
Crown European Holdings SA 9.50%, 3/1/11 .............       365        401,500

HONG KONG--0.3%
Hutchison Whampoa International Ltd.
144A 7.45%, 11/24/33(b) ..............................       155        179,040

ITALY--0.6%
Telecom Italia Capital S.A. 4.48%, 2/1/11(e) .........       155        154,985
Telecom Italia Capital S.A. 5.25%, 10/1/15 ...........       280        275,137
                                                                     ----------
                                                                        430,122
                                                                     ----------

JAPAN--0.4%
Resona Bank Ltd. 144A 5.85%, 9/29/49(b)(e) ...........       250        246,746

NETHERLANDS--0.3%
ABN AMRO Bank NV 4.65%, 6/4/18 .......................       240        228,272

UNITED KINGDOM--1.0%
Barclays Bank plc 6.278%, 12/15/49(e) ................        70         68,968

British Sky Broadcasting Group plc 8.20%,
7/15/09 ..............................................        30         33,292

HBOS plc 144A 6.413%, 9/29/49(b)(e) ..................       200        199,297

Reed Elsevier Capital, Inc. 4.625%, 6/15/12 ..........       155        150,574
Scottish Power plc 5.375%, 3/15/15 ...................       230        231,975
                                                                     ----------
                                                                        684,106
                                                                     ----------
UNITED STATES--1.0%
Endurance Specialty Holdings Ltd. 7%,
7/15/34 ..............................................       185        187,506

Ship Finance International Ltd. 8.50%,
12/15/13 .............................................       185        181,069

Tyco International Group SA 6%, 11/15/13 .............       160        169,023
Willis Group NA, Inc. 5.625%, 7/15/15 ................       175        173,941
                                                                     ----------
                                                                        711,539
                                                                     ----------
--------------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $4,566,535)                                          4,557,596
--------------------------------------------------------------------------------



DOMESTIC CORPORATE BONDS--35.7%

AEROSPACE & DEFENSE--1.2%
Armor Holdings, Inc. 8.25%, 8/15/13 ..................       105        113,662
Boeing Capital Corp. 6.10%, 3/1/11 ...................       175        185,867

Esterline Technologies Corp. 7.75%,
6/15/13 ..............................................        30         31,800

Goodrich Corp. 7.625%, 12/15/12(f) ...................       248        284,480

                        See Notes to Financial Statements

Phoenix Bond Fund



                                                            PAR
                                                           VALUE
                                                           (000)        VALUE
                                                          ------     ----------
AEROSPACE & DEFENSE--CONTINUED
United Technologies Corp. 4.875%, 5/1/15 .............    $  215     $  214,680
                                                                     ----------
                                                                        830,489
                                                                     ----------

AGRICULTURAL PRODUCTS--0.6%
United Agri Products 8.25%, 12/15/11(f) ..............       355        376,300

AUTOMOBILE MANUFACTURERS--0.6%
DaimlerChrysler NA Holding Corp.
4.875%, 6/15/10 ......................................       190        186,203

DaimlerChrysler NA Holdings Corp.
4.314%, 9/10/07(e) ...................................       210        210,495
                                                                     ----------
                                                                        396,698
                                                                     ----------
AUTOMOTIVE RETAIL--0.2%
Pantry, Inc. (The) 7.75%, 2/15/14 ....................       105        105,525

BIOTECHNOLOGY--0.4%
Amgen, Inc. 4.85%, 11/18/14 ..........................       305        305,206

BROADCASTING & CABLE TV--2.7%
Charter Communications Operating
LLC/ Charter Communications Operating
Capital 144A 8.375%, 4/30/14(b) ......................       100        101,000

Clear Channel Communications, Inc.
5.50%, 9/15/14 .......................................       185        178,315

Comcast Corp. 5.30%, 1/15/14 .........................        70         69,818

COX Communications, Inc. 6.75%, 3/15/11 ..............         5          5,337

CSC Holdings, Inc. 10.50%, 5/15/16 ...................       525        567,656

DIRECTV Holdings LLC/DIRECTV Financing
Co., Inc. 144A 6.375%, 6/15/15(b) ....................       250        249,375

Echostar DBS Corp. 9.125%, 1/15/09 ...................        70         73,850

Lenfest Communications, Inc. 10.50%,
6/15/06 ..............................................       231        239,120

Liberty Media Corp. 5.70%, 5/15/13 ...................       330        301,955

Mediacom Broadband LLC/Mediacom
Broadband Corp. 144A 8.50%, 10/15/15(b) ..............        60         58,200
                                                                     ----------
                                                                      1,844,626
                                                                     ----------
BUILDING PRODUCTS--0.8%
American Standard, Inc. 7.625%, 2/15/10 ..............       328        359,855

Building Materials Corporation of America
7.75%, 8/1/14 ........................................        35         34,125

Ply Gem Industries, Inc. 9%, 2/15/12 .................       175        147,875
                                                                     ----------
                                                                        541,855
                                                                     ----------
CASINOS & GAMING--1.6%
Caesars Entertainment, Inc. Series A
7.875%, 12/15/05 .....................................       360        363,150



                                                            PAR
                                                           VALUE
                                                           (000)        VALUE
                                                          ------     ----------
CASINOS & GAMING--CONTINUED
Harrah's Operating Co., Inc. 144A 5.75%,
10/1/17(b) ...........................................    $  355     $  347,482

MGM Mirage, Inc. 6.75%, 9/1/12 .......................       105        107,231

OED Corp./DIAMOND JO LLC 8.75%,
 4/15/12 .............................................        70         69,038

Station Casinos, Inc. 6.875%, 3/1/16 .................        75         76,406

Wynn Las Vegas LLC/Wynn Las Vegas
Capital Corp. 6.625%, 12/1/14 ........................       105        100,931
                                                                     ----------
                                                                      1,064,238
                                                                     ----------

COAL & CONSUMABLE FUELS--0.5%
Arch Western Finance LLC 6.75%, 7/1/13 ...............       150        153,750

Peabody Energy Corp. Series B 6.875%,
3/15/13 ..............................................       165        173,250
                                                                     ----------
                                                                        327,000
                                                                     ----------
COMMERCIAL PRINTING--0.7%
Cenveo Corp. 7.875%, 12/1/13 .........................       190        184,300

Donnelley (R.R.) & Sons Co. 144A 5.50%,
5/15/15(b) ...........................................       275        272,358
                                                                     ----------
                                                                        456,658
                                                                     ----------

CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--0.1%
Trinity Industries, Inc. 6.50%, 3/15/14 ..............        60         59,400

CONSUMER FINANCE--1.8%
American General Finance Corp. 4%,
3/15/11 ..............................................       450        427,312

General Electric Capital Corp. 4.875%,
3/4/15 ...............................................       380        378,468

General Motors Acceptance Corp. 6.75%,
12/1/14 ..............................................       170        148,114

General Motors Acceptance Corp. 8%,
11/1/31 ..............................................        50         43,768

Residential Capital Corp. 144A 6.375%,
6/30/10(b) ...........................................       235        238,074
                                                                     ----------
                                                                      1,235,736
                                                                     ----------

DATA PROCESSING & OUTSOURCED SERVICES--0.2%
SunGard Data Systems, Inc. 4.875%,
1/15/14 ..............................................       115        101,487

DIVERSIFIED BANKS--0.9%
HSBC Bank USA 5.875%, 11/1/34(f) .....................       370        379,657
Wachovia Corp. 4.875%, 2/15/14(f) ....................       240        237,149
                                                                     ----------
                                                                        616,806
                                                                     ----------

                        See Notes to Financial Statements

Phoenix Bond Fund

                                                            PAR
                                                           VALUE
                                                           (000)        VALUE
                                                          ------     ----------
DIVERSIFIED CHEMICALS--0.6%
Du Pont (E.I.) de Nemours & Co. 4.125%,
4/30/10 ..............................................    $  250     $  244,847
Eastman Chemical Co. 7.25%, 1/15/24 ..................       150        168,473
                                                                     ----------
                                                                        413,320
                                                                     ----------

ELECTRIC UTILITIES--1.4%
Carolina Power & Light Co. 5.70%, 4/1/35 .............       125        126,449
FirstEnergy Corp. Series B 6.45%, 11/15/11(f) ........       360        383,800
Reliant Energy, Inc. 9.25%, 7/15/10 ..................       100        109,000
Reliant Energy, Inc. 9.50%, 7/15/13 ..................        95        105,450

Southern California Edison Co. 05-B 5.55%,
1/15/36 ..............................................        75         75,004

Texas Genco LLC/Texas Genco Financing
Corp. 144A 6.875%, 12/15/14(b) .......................       145        148,263
                                                                     ----------
                                                                        947,966
                                                                     ----------
FOOD RETAIL--0.4%
Ahold Lease USA, Inc. A-2 8.62%,
1/2/25(e) ............................................       140        156,887

Stater Bros. Holdings, Inc. 7.37%,
6/15/10(e) ...........................................       105        103,950
                                                                     ----------
                                                                        260,837
                                                                     ----------
HEALTH CARE DISTRIBUTORS--0.6%
AmerisourceBergen Corp. 144A 5.875%,
9/15/15(b) ...........................................       100         99,250

Owens & Minor, Inc. 8.50%, 7/15/11 ...................       300        320,250
                                                                     ----------
                                                                        419,500
                                                                     ----------

HEALTH CARE FACILITIES--0.5%
HCA, Inc. 5.75%, 3/15/14(f) ..........................       290        277,870
HCA, Inc. 6.375%, 1/15/15 ............................        45         44,746
                                                                     ----------
                                                                        322,616
                                                                     ----------
HEALTH CARE SERVICES--1.6%
Fresenius Medical Capital Trust II 7.875%,
2/1/08 ...............................................       335        349,237

Omnicare, Inc. Series B 8.125%, 3/15/11(f) ...........       580        609,000
US Oncology, Inc. 10.75%, 8/15/14 ....................       125        140,625
                                                                     ----------
                                                                      1,098,862
                                                                     ----------

HOMEBUILDING--1.9%
Horton (D.R.), Inc. 7.50%, 12/1/07 ...................       234        246,061
Horton (D.R.), Inc. 5.625%, 9/15/14(f) ...............       395        382,644

K Hovnanian Enterprises, Inc. 6.25%,
1/15/15 ..............................................       415        391,255

Toll Corp. 8.25%, 12/1/11 ............................       290        308,850
                                                                     ----------
                                                                      1,328,810
                                                                     ----------

                                                            PAR
                                                           VALUE
                                                           (000)        VALUE
                                                          ------     ----------
HOTELS, RESORTS & CRUISE LINES--0.7%
Hilton Hotels Corp. 7.625%, 12/1/12(f) ...............    $  149     $  167,942
La Quinta Properties, Inc. 7%, 8/15/12 ...............       135        139,388

Royal Caribbean Cruises Ltd. 8.75%,
2/2/11 ...............................................       130        146,575

Royal Caribbean Cruises Ltd. 7.25%,
3/15/18 ..............................................        22         23,430
                                                                     ----------
                                                                        477,335
                                                                     ----------
HYPERMARKETS & SUPER CENTERS--0.2%
Wal-Mart Stores, Inc. 5.25%, 9/1/35 ..................       175        169,354

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.3%
NRG Energy, Inc. 8%, 12/15/13 ........................        95        101,650
TXU Corp. Series P 5.55%, 11/15/14 ...................       100         95,433
                                                                     ----------
                                                                        197,083
                                                                     ----------

INDUSTRIAL MACHINERY--0.2%
Gardner Denver, Inc. 144A 8%, 5/1/13(b) ..............       100        104,625
Valmont Industries, Inc. 6.875%, 5/1/14 ..............        15         15,375
                                                                     ----------
                                                                        120,000
                                                                     ----------
INSURANCE BROKERS--0.5%
Marsh & McLennan Cos., Inc. 5.75%,
9/15/15 ..............................................       345        341,391

INTEGRATED OIL & GAS--0.5%
ConocoPhillips 5.90%, 10/15/32 .......................       335        362,680

INTEGRATED TELECOMMUNICATION SERVICES--1.3%
Cincinnati Bell, Inc. 7.25%, 7/15/13 .................       175        186,812
Qwest Corp. 8.875%, 3/15/12 ..........................       185        203,038

Verizon Global Funding Corp. 7.75%,
12/1/30 ..............................................       230        280,204

Verizon Global Funding Corp. 5.85%,
9/15/35 ..............................................       210        206,524
                                                                     ----------
                                                                        876,578
                                                                     ----------
INVESTMENT BANKING & BROKERAGE--0.5%
Goldman Sachs Group, Inc. (The) 5.25%,
10/15/13 .............................................       175        176,580

Merrill Lynch & Co. 4.25%, 2/8/10 ....................       180        175,968
                                                                     ----------
                                                                        352,548
                                                                     ----------

LIFE & HEALTH INSURANCE--1.1%
MetLife, Inc. 5.70%, 6/15/35(f) ......................       275        273,372

Protective Life Secured Trust 3.66%,
1/14/08(e) ...........................................       180        180,173

Protective Life Secured Trust 4%, 4/1/11 .............       300        288,396
                                                                     ----------
                                                                        741,941
                                                                     ----------


                        See Notes to Financial Statements

Phoenix Bond Fund

                                                            PAR
                                                           VALUE
                                                           (000)        VALUE
                                                          ------     ----------
MANAGED HEALTH CARE--0.5%
Coventry Health Care, Inc. 6.125%,
1/15/15 ..............................................    $  135     $  139,050

UnitedHealth Group, Inc. 3.30%, 1/30/08 ..............       190        184,643
                                                                     ----------
                                                                        323,693
                                                                     ----------
METAL & GLASS CONTAINERS--0.8%
AEP Industries, Inc. 7.875%,
3/15/13 ..............................................       135        134,663

Ball Corp. 6.875%, 12/15/12 ..........................       105        107,625

Owens-Brockway Glass Container, Inc.
8.875%, 2/15/09 ......................................       298        314,390
                                                                     ----------
                                                                        556,678
                                                                     ----------
MOVIES & ENTERTAINMENT--0.5%
News America, Inc. 6.20%, 12/15/34 ...................       180        180,272
Time Warner, Inc. 9.125%, 1/15/13(f) .................       150        183,157
                                                                     ----------
                                                                        363,429
                                                                     ----------

MULTI-LINE INSURANCE--0.5%
Loews Corp. 6%, 2/1/35(f) ............................       380        361,397

MULTI-UTILITIES & UNREGULATED POWER--0.2%
NiSource Finance Corp. 5.25%, 9/15/17 ................       155        151,502

OIL & GAS DRILLING--0.2%
Pride International, Inc. 7.375%, 7/15/14 ............       110        120,038

OIL & GAS EQUIPMENT & SERVICES--0.3%
Gulfmark Offshore, Inc. 7.75%, 7/15/14 ...............       155        165,463
Offshore Logistic, Inc. 6.125%, 6/15/13 ..............        70         69,300
                                                                     ----------
                                                                        234,763
                                                                     ----------
OIL & GAS EXPLORATION & PRODUCTION--0.8%
Chesapeake Energy Corp. 6.25%, 1/15/18 ...............       175        172,375
Newfield Exploration Co. 8.375%, 8/15/12 .............       130        141,050

Pioneer Natural Resources Co. 5.875%,
7/15/16 ..............................................       220        216,448
                                                                     ----------
                                                                        529,873
                                                                     ----------
OIL & GAS STORAGE & TRANSPORTATION--0.6%
El Paso Production Holding Co. 7.75%,
6/1/13 ...............................................        70         73,500

Ferrellgas Escrow LLC/ Ferrellgas Finance
Escrow Corp. 6.75%, 5/1/14 ...........................       115        110,400

Holly Energy Partners LP 144A 6.25%,
3/1/15(b) ............................................       105        104,475

Kinder Morgan Energy Partners LP 7.30%,
8/15/33(f) ...........................................       130        150,765
                                                                     ----------
                                                                        439,140
                                                                     ----------

                                                            PAR
                                                           VALUE
                                                           (000)        VALUE
                                                          ------     ----------
OTHER DIVERSIFIED FINANCIAL SERVICES--0.6%
American Real Estate Partners LP/American
Real Estate Finance Corp. 144A 7.125%,
2/15/13(b) ...........................................    $  185     $  185,925

Citigroup, Inc. 5%, 9/15/14 ..........................       230        228,758
                                                                     ----------
                                                                        414,683
                                                                     ----------

PACKAGED FOODS & MEATS--1.2%
B&G Foods, Inc. 8%, 10/1/11 ..........................       100        101,750
Dean Foods Co. 8.15%, 8/1/07 .........................       443        464,043
Kraft Foods, Inc. 5.625%, 11/1/11 ....................       235        242,806
                                                                     ----------
                                                                        808,599
                                                                     ----------
PAPER PRODUCTS--0.7%
Bowater, Inc. 9%, 8/1/09(f) ..........................       435        461,100

PHARMACEUTICALS--0.3%
Wyeth 5.50%, 3/15/13 .................................       225        230,751

PROPERTY & CASUALTY INSURANCE--0.6%
Fund American Cos., Inc. 5.875%,
5/15/13(f) ...........................................       430        430,076

PUBLISHING & PRINTING--0.4%
Knight-Ridder, Inc. 5.75%, 9/1/17 ....................       115        113,720
News America, Inc. 5.30%, 12/15/14 ...................       165        164,646
                                                                     ----------
                                                                        278,366
                                                                     ----------
REGIONAL BANKS--0.6%
Colonial Bank 9.375%, 6/1/11 .........................       338        398,689

REITS--0.9%
Archstone-Smith Trust 7.90%, 2/15/16 .................       191        218,921
Camden Property Trust 5%, 6/15/15 ....................        90         87,039

Host Marriott LP Series O 6.375%,
3/15/15 ..............................................       105        102,375

iStar Financial, Inc. Series B 5.125%,
4/1/11 ...............................................       185        182,436
                                                                     ----------
                                                                        590,771
                                                                     ----------

RESTAURANTS--0.1%
El Pollo Loco, Inc. 9.25%, 12/15/09 ..................        65         70,850

SPECIALIZED CONSUMER SERVICES--0.2%
Service Corporation International 6.75%,
4/1/16 ...............................................       110        111,100

STEEL--0.1%
Chaparral Steel Co. 144A 10%, 7/15/13(b) .............        95        100,700

TOBACCO--0.2%
Reynolds (R.J.) Tobacco Holdings, Inc.
144A 6.50%, 7/15/10(b) ...............................        80         80,200

                        See Notes to Financial Statements

Phoenix Bond Fund

                                                            PAR
                                                           VALUE
                                                           (000)        VALUE
                                                          ------     ----------
TOBACCO--CONTINUED
Reynolds (R.J.) Tobacco Holdings, Inc.
144A 7.30%, 7/15/15(b) ...............................    $   80    $    82,200
                                                                    -----------
                                                                        162,400
                                                                    -----------
WIRELESS TELECOMMUNICATION SERVICES--0.8%
Nextel Communications, Inc. Series E
6.875%, 10/31/13 .....................................       165        175,140

Sprint Capital Corp. 8.75%, 3/15/32 ..................       300        402,278
                                                                    -----------
                                                                        577,418
                                                                    -----------
--------------------------------------------------------------------------------
TOTAL DOMESTIC CORPORATE BONDS
(IDENTIFIED COST $24,308,600)                                        24,408,861
--------------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--95.8%
(IDENTIFIED COST $65,540,623)                                        65,480,278
--------------------------------------------------------------------------------


SHORT-TERM INVESTMENTS--17.8%
FEDERAL AGENCY SECURITIES--17.8%
FHLB 3.15%, 10/3/05 ..............................        12,200     12,200,000
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(IDENTIFIED COST $12,197,865)                                        12,200,000
--------------------------------------------------------------------------------

TOTAL INVESTMENTS--113.6%
(IDENTIFIED COST $77,738,488)                                        77,680,278(a)

Other assets and liabilities, net--(13.6)%                           (9,309,299)
                                                                    -----------
NET ASSETS--100.0%                                                  $68,370,979
                                                                    ===========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $518,947 and gross depreciation of $637,497 for federal income tax purposes. At September 30, 2005, the aggregate cost of securities for federal income tax purposes was $77,798,828.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, these securities amounted to a value of $3,258,147 or 4.8% of net assets.
(c) Foreign corporate bonds are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.
(d) Principal amount is adjusted daily pursuant to the change in the Consumer Price Index.
(e) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(f) All or a portion segregated as collateral for when-issued securities.
(g) When-issued security.
(h) Table excludes short-term investments.

                        See Notes to Financial Statements

Phoenix Bond Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2005

ASSETS
Investment securities at value
   (Identified cost $77,738,488)                                   $77,680,278
Cash                                                                    52,363
Receivables
   Investment securities sold                                          962,346
   Interest                                                            602,958
   Fund shares sold                                                     39,994
Prepaid expenses                                                        25,492
                                                                   -----------
     Total assets                                                   79,363,431
                                                                   -----------
LIABILITIES
Payables
   Investment securities purchased                                  10,790,839
   Fund shares repurchased                                              92,687
   Investment advisory fee                                              23,812
   Transfer agent fee                                                   17,627
   Distribution and service fees                                        13,478
   Financial agent fee                                                   5,839
   Trustees' fee                                                         1,464
Accrued expenses                                                        46,706
                                                                   -----------
     Total liabilities                                              10,992,452
                                                                   -----------
NET ASSETS                                                         $68,370,979
                                                                   ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $67,553,232
Undistributed net investment income                                     19,998
Accumulated net realized gain                                          855,959
Net unrealized depreciation                                            (58,210)
                                                                   -----------
NET ASSETS                                                         $68,370,979
                                                                   ===========
CLASS X
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $30,125,954)                  2,853,657
Net asset value per share                                               $10.56

CLASS A
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $29,500,731)                  2,819,473
Net asset value per share                                               $10.46
Offering price per share $10.46/(1-4.75%)                               $10.98

CLASS B
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $6,705,845)                     652,614
Net asset value and offering price per share                            $10.28

CLASS C
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $2,038,449)                     197,993
Net asset value and offering price per share                            $10.30


                             STATEMENT OF OPERATIONS
                          YEAR ENDED SEPTEMBER 30, 2005

INVESTMENT INCOME
Interest                                                        $3,271,969
                                                                ----------
     Total investment income                                     3,271,969
                                                                ----------
EXPENSES
Investment advisory fee                                            376,469
Service fees, Class A                                               72,198
Distribution and service fees, Class B                              71,707
Distribution and service fees, Class C                              28,776
Financial agent fee                                                 75,460
Transfer agent                                                      93,377
Registration                                                        44,987
Professional                                                        40,366
Trustees                                                            32,476
Custodian                                                           27,493
Printing                                                            16,947
Miscellaneous                                                       34,947
                                                                ----------
     Total expenses                                                915,203
     Less expenses reimbursed by investment adviser                (69,688)
     Custodian fees paid indirectly                                   (214)
                                                                ----------
     Net expenses                                                  845,301
                                                                ----------
NET INVESTMENT INCOME                                            2,426,668
                                                                ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                                   892,463
Net change in unrealized appreciation (depreciation)
   on investments                                               (1,644,878)
                                                                ----------
NET LOSS ON INVESTMENTS                                           (752,415)
                                                                ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $1,674,253
                                                                ==========

                        See Notes to Financial Statements

Phoenix Bond Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                       YEAR ENDED          YEAR ENDED
                                                                                   SEPTEMBER 30, 2005  SEPTEMBER 30, 2004
                                                                                   ------------------  ------------------
FROM OPERATIONS
   Net investment income (loss)                                                         $  2,426,668    $  2,619,169
   Net realized gain (loss)                                                                  892,463         707,999
   Net change in unrealized appreciation (depreciation)                                   (1,644,878)        (42,179)
                                                                                        ------------    ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                             1,674,253       3,284,989
                                                                                        ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class X                                                         (1,255,458)     (1,620,719)
   Net investment income, Class A                                                           (908,570)     (1,010,005)
   Net investment income, Class B                                                           (172,422)       (289,090)
   Net investment income, Class C                                                            (70,220)       (131,208)
   Net realized short-term gains, Class X                                                    (23,407)       (252,338)
   Net realized short-term gains, Class A                                                    (20,883)       (167,247)
   Net realized short-term gains, Class B                                                     (5,041)        (57,571)
   Net realized short-term gains, Class C                                                     (1,731)        (27,108)
   Net realized long-term gains, Class X                                                    (199,697)             --
   Net realized long-term gains, Class A                                                    (138,063)             --
   Net realized long-term gains, Class B                                                     (37,483)             --
   Net realized long-term gains, Class C                                                     (17,018)             --
                                                                                        ------------    ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                              (2,849,993)     (3,555,286)
                                                                                        ------------    ------------
FROM SHARE TRANSACTIONS
CLASS X
   Proceeds from sales of shares (314,375 and 1,059,886 shares, respectively)              3,357,093      11,303,257
   Net asset value of shares issued from reinvestment of distributions
     (125,855 and 156,652 shares, respectively)                                            1,341,497       1,673,558
   Cost of shares repurchased (1,265,755 and 874,764 shares, respectively)               (13,466,739)     (9,365,661)
                                                                                        ------------    ------------
Total                                                                                     (8,768,149)      3,611,154
                                                                                        ------------    ------------
CLASS A
   Proceeds from sales of shares (786,273 and 1,352,113 shares, respectively)              8,304,323      14,336,728
   Net asset value of shares issued from reinvestment of distributions
     (92,974 and 96,898 shares, respectively)                                                981,817       1,025,910
   Cost of shares repurchased (868,173 and 631,018 shares, respectively)                  (9,212,953)     (6,682,881)
                                                                                        ------------    ------------
Total                                                                                         73,187       8,679,757
                                                                                        ------------    ------------
CLASS B
   Proceeds from sales of shares (97,249 and 50,502 shares, respectively)                  1,013,515         527,424
   Net asset value of shares issued from reinvestment of distributions
     (14,754 and 22,472 shares, respectively)                                                152,997         234,221
   Cost of shares repurchased (165,640 and 339,531 shares, respectively)                  (1,720,311)     (3,535,857)
                                                                                        ------------    ------------
Total                                                                                       (553,799)     (2,774,212)
                                                                                        ------------    ------------
CLASS C
   Proceeds from sales of shares (4,759 and 51,807 shares, respectively)                      49,556         537,161
   Net asset value of shares issued from reinvestment of distributions
     (6,499 and 11,699 shares, respectively)                                                  67,598         122,066
   Cost of shares repurchased (179,275 and 149,275 shares, respectively)                  (1,866,267)     (1,562,404)
                                                                                        ------------    ------------
Total                                                                                     (1,749,113)       (903,177)
                                                                                        ------------    ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                             (10,997,874)      8,613,522
                                                                                        ------------    ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                 (12,173,614)      8,343,225

NET ASSETS
   Beginning of period                                                                    80,544,593      72,201,368
                                                                                        ------------    ------------

END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
   OF $19,998 AND $0, RESPECTIVELY]                                                     $ 68,370,979    $ 80,544,593
                                                                                        ============    ============

                        See Notes to Financial Statements

Phoenix Bond Fund

                                                        FINANCIAL HIGHLIGHTS
                               (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
                                                                                       CLASS X
                                                              ---------------------------------------------------------
                                                                             YEAR ENDED SEPTEMBER 30,
                                                              ---------------------------------------------------------
                                                               2005          2004         2003         2002(4)    2001
Net asset value, beginning of period                          $10.73        $10.78       $10.39       $10.44     $10.16
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                              0.37          0.40         0.41         0.48       0.70
   Net realized and unrealized gain (loss)                     (0.11)         0.08         0.46         0.12       0.26
                                                              ------        ------       ------       ------     ------
     TOTAL FROM INVESTMENT OPERATIONS                           0.26          0.48         0.87         0.60       0.96
                                                              ------        ------       ------       ------     ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                        (0.37)        (0.46)       (0.42)       (0.49)     (0.68)
   Distributions from net realized gains                       (0.06)        (0.07)       (0.06)       (0.16)        --
                                                              ------        ------       ------       ------     ------
     TOTAL DISTRIBUTIONS                                       (0.43)        (0.53)       (0.48)       (0.65)     (0.68)
                                                              ------        ------       ------       ------     ------
Change in net asset value                                      (0.17)        (0.05)        0.39        (0.05)      0.28
                                                              ------        ------       ------       ------     ------
NET ASSET VALUE, END OF PERIOD                                 10.56        $10.73       $10.78       $10.39     $10.44
                                                              ======        ======       ======       ======     ======
Total return                                                    2.44%         4.54%        8.57%        5.94%      9.84%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                        $30,126       $39,476      $35,966      $48,606    $48,448

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                                       0.89%         0.80%        0.86%        0.83%(3)   0.85%(3)
   Gross operating expenses                                     0.89%         0.80%        0.86%        0.83%      0.85%
   Net investment income                                        3.45%         3.72%        3.93%        4.75%      6.79%
Portfolio turnover                                               221%          136%         244%         410%       170%

                                                                                       CLASS A
                                                              ---------------------------------------------------------
                                                                             YEAR ENDED SEPTEMBER 30,
                                                              ---------------------------------------------------------
                                                               2005          2004         2003         2002(4)    2001
Net asset value, beginning of period                          $10.63        $10.68       $10.29       $10.37     $10.11
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                              0.34          0.36         0.38         0.44       0.67
   Net realized and unrealized gain (loss)                     (0.11)         0.08         0.45         0.11       0.26
                                                              ------        ------       ------       ------     ------
     TOTAL FROM INVESTMENT OPERATIONS                           0.23          0.44        0.83          0.55       0.93
                                                              ------        ------       ------       ------     ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                        (0.34)        (0.42)       (0.38)       (0.47)     (0.67)
   Distributions from net realized gains                       (0.06)        (0.07)       (0.06)       (0.16)      --
                                                              ------        ------       ------       ------     ------
     TOTAL DISTRIBUTIONS                                       (0.40)        (0.49)       (0.44)       (0.63)     (0.67)
                                                              ------        ------       ------       ------     ------
Change in net asset value                                      (0.17)        (0.05)        0.39        (0.08)      0.26
                                                              ------        ------       ------       ------     ------
NET ASSET VALUE, END OF PERIOD                                $10.46        $10.63       $10.68       $10.29     $10.37
                                                              ======        ======       ======       ======     ======
Total return(2)                                                 2.14%         4.33%        8.28%        5.50%      9.54%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                        $29,501       $29,864      $21,263      $21,127    $15,376
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                                       1.15%         1.11%        1.15%        1.15%      1.16%(3)
   Gross operating expenses                                     1.19%         1.11%        1.21%        1.22%      1.27%
   Net investment income                                        3.20%         3.37%        3.65%        4.38%      6.42%
Portfolio turnover                                               221%          136%         244%         410%       170%

(1) Computed using average shares outstanding.
(2) Sales charges are not reflected in total return calculation.
(3) For the periods ended September 30, 2002 and 2001 for Class X and the period ended September 30, 2001 for Class A, the ratio of net operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio of net operating expenses to average net assets would have been 0.01% lower than the ratio shown in the table.
(4) As required, effective October 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended September 30, 2002, was to decrease the ratio of net investment income to average net assets from 4.80% to 4.75% and from 4.44% to 4.38% for Class X and Class A, respectively; to decrease net investment income (loss) per share from 0.49 to 0.48 per share and from 0.45 to 0.44 per share for Class X and Class A, respectively; and, to increase net realized and unrealized gain (loss) from 0.11 to 0.12 per share and from
    0.10 to 0.11 per share for Class X and Class A, respectively. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

Phoenix Bond Fund

                                                        FINANCIAL HIGHLIGHTS
                               (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                       CLASS B
                                                              ---------------------------------------------------------
                                                                             YEAR ENDED SEPTEMBER 30,
                                                              ---------------------------------------------------------
                                                               2005          2004         2003          2002(4)   2001
Net asset value, beginning of period                          $10.44        $10.50       $10.13       $10.25     $10.04
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                              0.25          0.28         0.30         0.36       0.57
   Net realized and unrealized gain (loss)                     (0.09)         0.08         0.44         0.11       0.28
                                                              ------        ------       ------       ------     ------
     TOTAL FROM INVESTMENT OPERATIONS                           0.16          0.36         0.74         0.47       0.85
                                                              ------        ------       ------       ------     ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                        (0.26)        (0.35)       (0.31)       (0.43)     (0.64)
   Distributions from net realized gains                       (0.06)        (0.07)       (0.06)       (0.16)        --
                                                              ------        ------       ------       ------     ------
     TOTAL DISTRIBUTIONS                                       (0.32)        (0.42)       (0.37)       (0.59)     (0.64)
                                                              ------        ------       ------       ------     ------
Change in net asset value                                      (0.16)        (0.06)        0.37        (0.12)      0.21
                                                              ------        ------       ------       ------     ------
NET ASSET VALUE, END OF PERIOD                                $10.28        $10.44       $10.50       $10.13     $10.25
                                                              ======        ======       ======       ======     ======
Total return(2)                                                 1.36%         3.54%        7.43%        4.83%      8.67%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                         $6,706        $7,375      $10,218      $10,093     $7,713
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                                       1.90%         1.90%        1.90%        1.90%      1.91%(3)
   Gross operating expenses                                     2.30%         2.07%        2.10%        2.16%      2.35%
   Net investment income                                        2.45%         2.69%        2.91%        3.63%      5.64%
Portfolio turnover                                               221%          136%         244%         410%       170%

                                                                                       CLASS C
                                                              ---------------------------------------------------------
                                                                             YEAR ENDED SEPTEMBER 30,
                                                              ---------------------------------------------------------
                                                               2005          2004         2003          2002(4)   2001
Net asset value, beginning of period                          $10.46        $10.52       $10.15       $10.26     $10.06
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                              0.25          0.28         0.30         0.36       0.58
   Net realized and unrealized gain (loss)                     (0.09)         0.08         0.44         0.12       0.26
                                                              ------        ------       ------       ------     ------
     TOTAL FROM INVESTMENT OPERATIONS                           0.16          0.36         0.74         0.48       0.84
                                                              ------        ------       ------       ------     ------
LESS DISTRIBUTIONS:
   Dividends from net investment income                        (0.26)        (0.35)       (0.31)       (0.43)     (0.64)
   Distributions from net realized gains                       (0.06)        (0.07)       (0.06)       (0.16)        --
                                                              ------        ------       ------       ------     ------
     TOTAL DISTRIBUTIONS                                       (0.32)        (0.42)       (0.37)       (0.59)     (0.64)
                                                              ------        ------       ------       ------     ------
Change in net asset value                                      (0.16)        (0.06)        0.37        (0.11)      0.20
                                                              ------        ------       ------       ------     ------
NET ASSET VALUE, END OF PERIOD                                $10.30        $10.46       $10.52       $10.15     $10.26
                                                              ======        ======       ======       ======     ======
Total return(2)                                                 1.35%         3.53%        7.42%        4.83%      8.65%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                         $2,038        $3,829       $4,754       $5,052     $3,842
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                                       1.90%         1.90%        1.90%        1.90%      1.91% (3)
   Gross operating expenses                                     2.90%         2.37%        2.41%        2.50%      2.78%
   Net investment income                                        2.44%         2.64%        2.91%        3.63%      5.69%
Portfolio turnover                                               221%          136%         244%         410%       170%

(1) Computed using average shares outstanding.
(2) Sales charges are not reflected in total return calculation.
(3) For the period ended September 30, 2001 for Class B and Class C, the ratio of net operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if the expense offsets were included, the ratio of net operating expenses to average net assets would have been 0.01% lower than the ratio shown in the table.
(4) As required, effective October 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended September 30, 2002, was to decrease the ratio of net investment income to average net assets from 3.69% to 3.63% for Class B and Class C; to decrease net investment income (loss) per share from 0.37 to
    0.36 per share for Class B and Class C; and, to increase net realized and unrealized gain (loss) from 0.10 to 0.11 per share and from 0.11 to 0.12 per share for Class B and Class C, respectively. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                        See Notes to Financial Statements

PHOENIX EARNINGS DRIVEN GROWTH FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: HOW DID THE FUND PERFORM OVER THE FISCAL YEAR ENDED SEPTEMBER 30, 2005?

A: For the year ended September 30, 2005, the Fund's Class X shares returned 13.62%, Class A shares returned 13.29%, Class B shares returned 12.54% and Class C shares returned 12.54%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 12.24%, and the Russell Midcap(R) Growth Index, which is the Fund's style-specific index appropriate for comparison, returned 23.47%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A: Market conditions for equities were positive, and mid-cap stocks outpaced their larger counterparts. The overall U.S. economy and the consumer drove positive returns for the equity markets. GDP (gross domestic product) grew at a 3.3% annual rate in the fourth quarter of 2004, and at 3.8% and 3.3% in the first two quarters of calendar year 2005, respectively. Corporate profits were strong: at June 30, 2005, corporate profits tallied $1.367 trillion, 67% over the level at year-end 2000.

      Inflation statistics were relatively benign, and the core Consumer Price Index (CPI) rate increased approximately 2% during the period. However, interest rates continued to rise as the Federal Reserve raised the federal funds rate 11 consecutive times between June 2004 and September 2005. By third quarter 2005, gas prices, hurricanes, and prolonged conflicts overseas put a damper on consumer confidence. We began taking profits in cyclical and consumer discretionary sectors, and we continue to anticipate muted consumer demand throughout the rest of 2005. The energy sector accounted for approximately 46% of the broad market return as measured by the S&P 500 Index. We had minimal exposure to this sector, which significantly hurt performance. However, we believe the energy sector does offer long-term opportunities, and we will add fundamentally sound companies when valuations correct.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THIS PERIOD?

A: Within the Russell Midcap Growth Index, the energy sector rose 57.4% during the period and was the strongest component to the style index's return. We were significantly underweighted in energy during the fourth quarter 2004, and in early 2005 exited the sector entirely, due to concerns about overblown demand expectations, speculative commodity prices and lofty valuations. This was the single biggest detractor from the portfolio's relative performance. We overweighted information technology, which performed well during the period, but our stock selection slightly lagged the market. Three of our top 10 contributors were information tech stocks: Global Payments, Jabil Circuit and Verisign. We sold the latter in the third quarter on weakening trends in its content division. Network Appliance detracted from performance, however, we believe the longer-term fundamentals of this company are good and we continue to hold the stock.

      The financial sector contributed substantially to the style index's return, however, we were underweight due to our view on rising interest rates. This sector was our third largest detractor from performance. While our holding in Chicago Mercantile Exchange contributed positively, that contribution was mitigated by the disappointing performance by Investors Financial Holdings, which we sold at the end of the second quarter. The portfolio enjoyed returns from consumer discretionary stocks Coach, Chico's FAS and Station Casinos. We took profits on all of these positions due to our concern about consumer confidence in the fourth quarter and beyond. We are optimistic about health care (including biotech), which boosted return, and continue to like health management companies. PacifiCare, which is merging with United Health Care, was our top contributor in that sector.

                                                                    OCTOBER 2005



THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

Phoenix Earnings Driven Growth Fund
--------------------------------------------------------------------------------
  TOTAL RETURNS 1                                        PERIODS ENDING 9/30/05
--------------------------------------------------------------------------------

                                                                                            INCEPTION       INCEPTION
                                                                    1 YEAR       5 YEARS    TO 9/30/05        DATE
                                                                    ------       -------    ----------      ---------
        Class X Shares at NAV 2                                      13.62%       (9.40)%       9.99%         3/8/96

        Class A Shares at NAV 2                                      13.29        (9.63)        9.64          3/8/96
        Class A Shares at POP 3                                       6.77       (10.70)        8.96          3/8/96

        Class B Shares at NAV 2                                      12.54       (10.31)        1.99          7/1/98
        Class B Shares with CDSC 4                                    8.54       (10.31)        1.99          7/1/98

        Class C Shares at NAV 2                                      12.54       (10.30)        2.00          7/1/98
        Class C Shares with CDSC 4                                   12.54       (10.30)        2.00          7/1/98

        S&P 500(R) Index                                             12.24        (1.49)      Note 5          Note 5

        Russell Midcap(R) Growth Index                               23.47        (4.50)      Note 6          Note 6


ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

1 TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
2 "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.
3 "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM FRONT-END 5.75% SALES CHARGE.
4 CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.
5 INDEX PERFORMANCE IS 8.93% FOR CLASS X AND CLASS A (SINCE 3/8/96) AND 2.49% FOR CLASS B AND CLASS C (SINCE 7/1/98).
6 INDEX PERFORMANCE IS 8.90% FOR CLASS X AND CLASS A (SINCE 3/8/96) AND 5.21% FOR CLASS B AND CLASS C (SINCE 7/1/98).

--------------------------------------------------------------------------------
  GROWTH OF $10,000                                         PERIODS ENDING 9/30
--------------------------------------------------------------------------------
This Growth of $10,000 chart assumes an initial investment of $10,000 made on 3/8/96 (inception of the Fund) in Class X and A shares. The total return for Class X shares reflects no sales charge. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gains are reinvested.

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHICS

         Phoenix Earnings Driven   Phoenix Earnings Driven      Russell Midcap(R)      S&P 500(R)
            Growth Fund Class X       Growth Fund Class A        Growth Index             Index
         -----------------------   -----------------------      ----------------      ----------
03/08/1996     $10,000                   $ 9,425                     $10,000           $10,000
09/30/1996      14,970                    14,072                      11,010            10,992
09/30/1997      16,676                    15,654                      14,274            15,462
09/30/1998      15,972                    14,912                      12,937            16,876
09/30/1999      21,246                    19,724                      17,748            21,556
09/29/2000      40,751                    37,733                      28,463            24,438
09/28/2001      22,720                    20,970                      13,728            17,929
09/30/2002      18,104                    16,670                      11,601            14,257
09/30/2003      21,534                    19,786                      16,112            17,739
09/30/2004      21,896                    20,072                      18,316            20,199
09/30/2005      24,877                    22,739                      22,615            22,672

For information regarding indexes, see the glossary on page 3.

Phoenix Earnings Driven Growth Fund


ABOUT YOUR FUND'S EXPENSES
   We believe it is important for you to understand the impact of costs on your investments. All mutual funds have operating expenses. As a shareholder of the Earnings Driven Growth Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. Class X shares are sold without a sales charge and do not incur distribution and service fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES
   The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
   The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
   Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower depending on the amount of your investments and timing of any purchases or redemptions.

   Earnings Driven             Beginning           Ending          Expenses Paid
     Growth Fund             Account Value      Account Value         During
      Class X               March 31, 2005   September 30, 2005       Period*
-----------------------    ----------------  ------------------    -------------
Actual                         $1,000.00          $1,012.40            $5.79
Hypothetical (5% return
  before expenses)              1,000.00           1,019.24             5.83

*EXPENSES ARE EQUAL TO THE FUND'S CLASS X ANNUALIZED EXPENSE RATIO OF 1.15%,
 WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS X RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED SEPTEMBER 30, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 13.62%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT SEPTEMBER 30, 2005 OF $1,136.20.

  Earnings Driven              Beginning           Ending          Expenses Paid
    Growth Fund              Account Value       Account Value        During
      Class A               March 31, 2005    September 30, 2005      Period*
-----------------------    ----------------  ------------------    -------------
Actual                         $1,000.00          $1,010.90            $7.06
Hypothetical (5% return
  before expenses)              1,000.00           1,017.96             7.11

*EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 1.40%,
 WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED SEPTEMBER 30, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 13.29%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT SEPTEMBER 30, 2005 OF $1,132.90.

  Earnings Driven              Beginning           Ending          Expenses Paid
    Growth Fund              Account Value      Account Value         During
      Class B               March 31, 2005   September 30, 2005       Period*
-----------------------    ---------------   ------------------    -------------
Actual                         $1,000.00          $1,007.70           $10.81
Hypothetical (5% return
  before expenses)              1,000.00           1,014.16            10.91

*EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 2.15%,
 WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED SEPTEMBER 30, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 12.54%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT SEPTEMBER 30, 2005 OF $1,125.40.

  Earnings Driven             Beginning           Ending           Expenses Paid
    Growth Fund             Account Value      Account Value         During
      Class C               March 31, 2005   September 30, 2005       Period*
-----------------------    ---------------   ------------------    -------------
Actual                        $1,000.00          $1,007.70           $10.83
Hypothetical (5% return
  before expenses)             1,000.00           1,014.14            10.92

*EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 2.15%,
 WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED SEPTEMBER 30, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 12.54%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT SEPTEMBER 30, 2005 OF $1,125.40.

 YOU CAN FIND MORE INFORMATION ABOUT THE FUNDS EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

Phoenix Earnings Driven Growth Fund

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT SEPTEMBER 30, 2005 (AS A PERCENTAGE OF NET ASSETS)(D)
--------------------------------------------------------------------------------

 1. Xilinx, Inc.                               2.8%
 2. Genzyme Corp.                              2.2%
 3. Urban Outfitters, Inc.                     2.2%
 4. Comverse Technology, Inc.                  2.2%
 5. Legg Mason, Inc.                           2.2%

 6. Univision Communications, Inc. Class A     2.1%
 7. Fisher Scientific
    International, Inc.                        2.1%
 8. PacifiCare Health Systems                  2.1%
 9. Network Appliance, Inc.                    2.0%
10. Nextel Partners, Inc. Class A              2.0%

--------------------------------------------------------------------------------
  SECTOR WEIGHTINGS                                                     9/30/05
--------------------------------------------------------------------------------
As a percentage of total investments

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHICS
Information Technology           30%
Health Care                      20
Consumer Discretionary           20
Industrials                      12
Financials                        5
Materials                         5
Consumer Staples                  5
Other                             3

                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2005

                                                          SHARES        VALUE
                                                          ------     ----------
DOMESTIC COMMON STOCKS--97.7%

AEROSPACE & DEFENSE--1.7%
Goodrich Corp. .......................................    23,130     $1,025,584

APPAREL RETAIL--2.2%
Urban Outfitters, Inc.(b) ............................    44,680      1,313,592

APPAREL, ACCESSORIES & LUXURY GOODS--2.0%
Coach, Inc.(b) .......................................    38,040      1,192,934

APPLICATION SOFTWARE--3.3%
Mercury Interactive Corp.(b) .........................    20,790        823,284
NAVTEQ Corp.(b) ......................................    22,520      1,124,874
                                                                     ----------
                                                                      1,948,158
                                                                     ----------
ASSET MANAGEMENT & CUSTODY BANKS--2.2%
Legg Mason, Inc. .....................................    11,830      1,297,633

AUTOMOTIVE RETAIL--1.5%
O'Reilly Automotive, Inc.(b) .........................    30,920        871,326

BIOTECHNOLOGY--3.9%
Genzyme Corp.(b) .....................................    18,430      1,320,325


                                                          SHARES        VALUE
                                                          ------     ----------
BIOTECHNOLOGY--CONTINUED
Protein Design Labs, Inc.(b) .........................    36,240     $1,014,720
                                                                     ----------
                                                                      2,335,045
                                                                     ----------
BROADCASTING & CABLE TV--3.8%
Scripps (E.W.) Co. (The) Class A .....................    20,260      1,012,392
Univision Communications, Inc. Class A(b) ............    46,910      1,244,522
                                                                     ----------
                                                                      2,256,914
                                                                     ----------
COMMUNICATIONS EQUIPMENT--3.7%
Avaya, Inc.(b) .......................................    90,450        931,635
Comverse Technology, Inc.(b) .........................    49,580      1,302,467
                                                                     ----------
                                                                      2,234,102
                                                                     ----------
COMPUTER STORAGE & PERIPHERALS--2.0%
Network Appliance, Inc.(b) ...........................    51,400      1,220,236

CONSTRUCTION MATERIALS--1.5%
Vulcan Materials Co. .................................    12,000        890,520
CONSTRUCTION, FARM MACHINERY & HEAVY TRUCKS--2.0%
Oshkosh Truck Corp. ..................................    27,450      1,184,742


                        See Notes to Financial Statements

Phoenix Earnings Driven Growth Fund


                                                          SHARES        VALUE
                                                          ------     ----------
DATA PROCESSING & OUTSOURCED SERVICES--3.5%
Alliance Data Systems Corp.(b) .......................    30,800     $1,205,820
Global Payments, Inc. ................................    11,290        877,459
                                                                     ----------
                                                                      2,083,279
                                                                     ----------
DISTILLERS & VINTNERS--1.7%
Brown-Forman Corp. Class B ...........................    17,240      1,026,470

ELECTRICAL COMPONENTS & EQUIPMENT--1.7%
Ametek, Inc. .........................................    23,200        996,904

ELECTRONIC MANUFACTURING SERVICES--1.7%
Jabil Circuit, Inc.(b) ...............................    32,120        993,150

ENVIRONMENTAL SERVICES--1.5%
Stericycle, Inc.(b) ..................................    16,160        923,544

HEALTH CARE EQUIPMENT--4.0%
Fisher Scientific International, Inc.(b) .............    20,050      1,244,103
Kinetic Concepts, Inc.(b) ............................    20,060      1,139,408
                                                                     ----------
                                                                      2,383,511
                                                                     ----------
HEALTH CARE FACILITIES--1.6%
LifePoint Hospitals, Inc.(b) .........................    21,200        927,076

HEALTH CARE SERVICES--1.6%
Quest Diagnostics, Inc. ..............................    19,150        967,841

HEALTH CARE SUPPLIES--1.6%
Gen-Probe, Inc.(b) ...................................    18,900        934,605

HOME FURNISHINGS--1.3%
Leggett & Platt, Inc. ................................    37,780        763,156

HOMEFURNISHING RETAIL--3.5%
Bed Bath & Beyond, Inc.(b) ...........................    22,480        903,246
Williams-Sonoma, Inc.(b) .............................    31,400      1,204,190
                                                                     ----------
                                                                      2,107,436
                                                                     ----------
HOTELS, RESORTS & CRUISE LINES--1.5%
Starwood Hotels & Resorts Worldwide, Inc. ............    15,940        911,290

HOUSEHOLD PRODUCTS--1.5%
Church & Dwight Co., Inc. ............................    24,710        912,787

HOUSEWARES & SPECIALTIES--2.0%
Newell Rubbermaid, Inc. ..............................    51,960      1,176,894

HUMAN RESOURCES & EMPLOYMENT SERVICES--1.5%
Monster Worldwide, Inc.(b) ...........................    29,840        916,386

INDUSTRIAL MACHINERY--3.4%
Eaton Corp. ..........................................    14,630        929,736
Harsco Corp. .........................................    16,280      1,067,480
                                                                     ----------
                                                                      1,997,216
                                                                     ----------

                                                          SHARES        VALUE
                                                          ------     ----------
IT CONSULTING & OTHER SERVICES--1.6%

Cognizant Technology Solutions Corp. Class A(b) ......    20,150     $  938,789

MANAGED HEALTH CARE--5.3%
Humana, Inc.(b) ......................................    20,730        992,552
PacifiCare Health Systems(b) .........................    15,520      1,238,186
Sierra Health Services, Inc.(b) ......................    13,690        942,830
                                                                     ----------
                                                                      3,173,568
                                                                     ----------
METAL & GLASS CONTAINERS--1.6%
Ball Corp. ...........................................    26,030        956,342

PACKAGED FOODS & MEATS--1.6%
McCormick & Co., Inc. ................................    28,370        925,713

PHARMACEUTICALS--2.0%
Sepracor, Inc.(b) ....................................    20,550      1,212,245

REGIONAL BANKS--3.0%
Marshall & Ilsley Corp. ..............................    21,490        935,030
Synovus Financial Corp. ..............................    30,560        847,123
                                                                     ----------
                                                                      1,782,153
                                                                     ----------

RESTAURANTS--2.0%
Darden Restaurants, Inc. .............................    39,310      1,193,845

SEMICONDUCTOR EQUIPMENT--1.6%
KLA-Tencor Corp. .....................................    19,390        945,456

SEMICONDUCTORS--9.8%
Advanced Micro Devices, Inc.(b) ......................    39,860      1,004,472
Analog Devices, Inc. .................................    31,530      1,171,024
Intersil Corp. Class A ...............................    49,250      1,072,665
Microchip Technology, Inc. ...........................    30,920        931,310
Xilinx, Inc. .........................................    60,450      1,683,533
                                                                     ----------
                                                                      5,863,004
                                                                     ----------
SPECIALTY CHEMICALS--2.0%
Rohm and Haas Co. ....................................    28,320      1,164,802

WIRELESS TELECOMMUNICATION SERVICES--3.8%
Nextel Partners, Inc. Class A(b) .....................    48,540      1,218,354
NII Holdings, Inc.(b) ................................    12,600      1,064,070
                                                                     ----------
                                                                      2,282,424
                                                                     ----------
-------------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $53,485,745)                                        58,230,672
-------------------------------------------------------------------------------

                        See Notes to Financial Statements

Phoenix Earnings Driven Growth Fund



                                                          SHARES        VALUE
                                                          ------     ----------
FOREIGN COMMON STOCKS(C)--3.1%

APPLICATION SOFTWARE--1.6%
Cognos, Inc. (United States)(b) ......................    25,250    $   982,983

ELECTRONIC MANUFACTURING SERVICES--1.5%
Flextronics International Ltd. (Singapore)(b) ........    68,200        876,370

--------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $1,819,438)                                          1,859,353
--------------------------------------------------------------------------------

TOTAL INVESTMENTS--100.8%
(IDENTIFIED COST $55,305,183)                                        60,090,025(a)

Other assets and liabilities, net--(0.8)%                              (456,243)
                                                                    -----------
NET ASSETS--100.0%                                                  $59,633,782
                                                                    ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $5,903,858 and gross depreciation of $1,119,016 for federal income tax purposes. At September 30, 2005, the aggregate cost of securities for federal income tax purposes was $55,305,183.
(b) Non-income producing.
(c) Foreign common stocks are determined based on the country in which the security is issued. The country of risk is determined based on criteria described in Note 2G "Foreign security country determination" in the Notes to Financial Statements.
(d) Table excludes short-term investments.

                        See Notes to Financial Statements

Phoenix Earnings Driven Growth Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2005

ASSETS
Investment securities at value
   (Identified cost $55,305,183)                                 $  60,090,025
Receivables
   Dividends                                                            22,601
   Fund shares sold                                                      5,384
Prepaid expenses                                                        24,413
                                                                 -------------
     Total assets                                                   60,142,423
                                                                 -------------
LIABILITIES
Cash overdraft                                                         210,744
Payables
   Fund shares repurchased                                             140,553
   Transfer agent fee                                                   45,230
   Professional fee                                                     33,472
   Investment advisory fee                                              28,007
   Distribution and service fees                                        26,122
   Financial agent fee                                                   5,653
   Trustees' fee                                                         1,464
Accrued expenses                                                        17,396
                                                                 -------------
     Total liabilities                                                 508,641
                                                                 -------------
NET ASSETS                                                         $59,633,782
                                                                 =============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                 $ 121,246,602
Accumulated net realized loss                                      (66,397,662)
Net unrealized appreciation                                          4,784,842
                                                                 -------------
NET ASSETS                                                         $59,633,782
                                                                 =============
CLASS X
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $11,916,641)                    693,199
Net asset value per share                                               $17.19

CLASS A
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $22,102,743)                  1,322,454
Net asset value per share                                               $16.71
Offering price per share $16.71/(1-5.75%)                               $17.73

CLASS B
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $14,402,215)                    916,940
Net asset value and offering price per share                            $15.71

CLASS C
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $11,212,183)                    713,880
Net asset value and offering price per share                            $15.71

                             STATEMENT OF OPERATIONS
                          YEAR ENDED SEPTEMBER 30, 2005

INVESTMENT INCOME
Dividends                                                       $   380,775
Interest                                                             14,953
                                                                -----------
     Total investment income                                        395,728
                                                                -----------
EXPENSES
Investment advisory fee                                             613,172
Service fees, Class A                                                77,754
Distribution and service fees, Class B                              170,229
Distribution and service fees, Class C                              155,669
Financial agent fee                                                  76,495
Transfer agent                                                      237,304
Registration                                                         47,656
Printing                                                             43,775
Trustees                                                             39,156
Professional                                                         36,865
Custodian                                                            11,303
Miscellaneous                                                        27,982
                                                                -----------
     Total expenses                                               1,537,360
     Less expenses reimbursed by investment adviser                (252,272)
                                                                -----------
     Net expenses                                                 1,285,088
                                                                -----------
NET INVESTMENT LOSS                                                (889,360)
                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                                 12,229,907
Net change in unrealized appreciation (depreciation)
   on investments                                                  (321,791)
                                                                -----------
NET GAIN ON INVESTMENTS                                          11,908,116
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $11,018,756
                                                                ===========

                        See Notes to Financial Statements

Phoenix Earnings Driven Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                      YEAR ENDED          YEAR ENDED
                                                                                  SEPTEMBER 30, 2005  SEPTEMBER 30, 2004
                                                                                  ------------------  ------------------
FROM OPERATIONS
   Net investment income (loss)                                                       $   (889,360)     $ (1,437,068)
   Net realized gain (loss)                                                             12,229,907         4,100,834
   Net change in unrealized appreciation (depreciation)                                   (321,791)          611,661
                                                                                      ------------      ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                          11,018,756         3,275,427
                                                                                      ------------      ------------
FROM SHARE TRANSACTIONS
CLASS X
   Proceeds from sales of shares (115,707 and 418,890 shares, respectively)              1,948,348         6,763,471
   Cost of shares repurchased (321,766 and 729,650 shares, respectively)                (5,278,625)      (11,616,620)
                                                                                      ------------      ------------
Total                                                                                   (3,330,277)       (4,853,149)
                                                                                      ------------      ------------
CLASS A
   Proceeds from sales of shares (212,154 and 638,034 shares, respectively)              3,442,035         9,966,592
   Cost of shares repurchased (1,606,425 and 2,278,645 shares, respectively)           (26,216,277)      (35,315,811)
                                                                                      ------------      ------------
Total                                                                                  (22,774,242)      (25,349,219)
                                                                                      ------------      ------------
CLASS B
   Proceeds from sales of shares (36,719 and 113,481 shares, respectively)                 558,969         1,682,816
   Cost of shares repurchased (452,785 and 522,593 shares, respectively)                (6,963,875)       (7,548,596)
                                                                                      ------------      ------------
Total                                                                                   (6,404,906)       (5,865,780)
                                                                                      ------------      ------------
CLASS C
   Proceeds from sales of shares (15,757 and 176,158 shares, respectively)                 242,644         2,642,935
   Cost of shares repurchased (864,860 and 927,935 shares, respectively)               (13,217,943)      (13,409,828)
                                                                                      ------------      ------------
Total                                                                                  (12,975,299)      (10,766,893)
                                                                                      ------------      ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                           (45,484,724)      (46,835,041)
                                                                                      ------------      ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                               (34,465,968)      (43,559,614)

NET ASSETS
   Beginning of period                                                                  94,099,750       137,659,364
                                                                                      ------------      ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0
      AND $0, RESPECTIVELY]                                                           $ 59,633,782      $ 94,099,750
                                                                                      ============      ============

                        See Notes to Financial Statements

Phoenix Earnings Driven Growth Fund


                                                  FINANCIAL HIGHLIGHTS
                        (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                       CLASS X
                                                              ---------------------------------------------------------
                                                                             YEAR ENDED SEPTEMBER 30,
                                                              ---------------------------------------------------------
                                                              2005          2004         2003         2002       2001
Net asset value, beginning of period                         $15.13        $14.88       $12.51       $15.70     $31.18
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                            (0.11)        (0.09)       (0.11)       (0.13)     (0.14)
   Net realized and unrealized gain (loss)                     2.17          0.34         2.48        (3.06)    (12.91)
                                                            -------       -------      -------      -------    -------
     TOTAL FROM INVESTMENT OPERATIONS                          2.06          0.25         2.37        (3.19)    (13.05)
                                                            -------       -------      -------      -------    -------
LESS DISTRIBUTIONS:
   Distributions from net realized gains                         --            --           --           --      (2.43)
                                                            -------       -------      -------      -------    -------
     TOTAL DISTRIBUTIONS                                         --            --           --           --      (2.43)
                                                            -------       -------      -------      -------    -------
Change in net asset value                                      2.06          0.25         2.37        (3.19)    (15.48)
                                                            -------       -------      -------      -------    -------
NET ASSET VALUE, END OF PERIOD                               $17.19        $15.13       $14.88       $12.51     $15.70
                                                            =======       =======      =======      =======    =======
Total return                                                  13.62 %        1.68 %      18.94 %     (20.32)%   (44.25)%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                       $11,917       $13,606      $18,005      $11,219    $14,198

RATIO TO AVERAGE NET ASSETS OF:

   Net operating expenses                                      1.15 %        1.13 %       1.15 %       1.15 %     1.15 %
   Gross operating expenses                                    1.36 %        1.13 %       1.24 %       1.24 %     1.22 %
   Net investment income (loss)                               (0.64)%       (0.57)%      (0.77)%      (0.75)%    (0.61)%

Portfolio turnover                                              100 %         200 %        164 %        135 %       96 %

                                                                                       CLASS A
                                                              ---------------------------------------------------------
                                                                             YEAR ENDED SEPTEMBER 30,
                                                              ---------------------------------------------------------

                                                              2005          2004         2003         2002       2001
Net asset value, beginning of period                         $14.75        $14.54       $12.25       $15.41     $30.75
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                            (0.14)        (0.13)       (0.13)       (0.16)     (0.19)
   Net realized and unrealized gain (loss)                     2.10          0.34         2.42        (3.00)    (12.72)
                                                            -------       -------      -------      -------    -------
     TOTAL FROM INVESTMENT OPERATIONS                          1.96          0.21         2.29        (3.16)    (12.91)
                                                            -------       -------      -------      -------    -------
LESS DISTRIBUTIONS:
   Distributions from net realized gains                         --            --           --           --      (2.43)
                                                            -------       -------      -------      -------    -------
     TOTAL DISTRIBUTIONS                                         --            --           --           --      (2.43)
                                                            -------       -------      -------      -------    -------
Change in net asset value                                      1.96          0.21         2.29        (3.16)    (15.34)
                                                            -------       -------      -------      -------    -------
NET ASSET VALUE, END OF PERIOD                               $16.71        $14.75       $14.54       $12.25     $15.41
                                                            =======       =======      =======      =======    =======
Total return(2)                                               13.29%         1.44 %      18.69 %     (20.51)%   (44.42)%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                       $22,103       $40,058      $63,365      $66,384    $66,411

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                                      1.40 %        1.40 %       1.40 %       1.40 %     1.40 %
   Gross operating expenses                                    1.75 %        1.51 %       1.55 %       1.46 %     1.40 %
   Net investment income (loss)                               (0.88)%       (0.85)%      (1.01)%      (0.99)%    (0.86)%
Portfolio turnover                                              100 %         200 %        164 %        135 %       96 %

(1) Computed using average shares outstanding.
(2) Sales charges are not reflected in total return calculation.

                        See Notes to Financial Statements

Phoenix Earnings Driven Growth Fund


                                                 FINANCIAL HIGHLIGHTS
                        (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                       CLASS B
                                                             ----------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                             ----------------------------------------------------------
                                                              2005          2004         2003         2002       2001
Net asset value, beginning of period                         $13.96        $13.87       $11.78       $14.93     $30.09
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                            (0.25)        (0.23)       (0.23)       (0.28)     (0.34)
   Net realized and unrealized gain (loss)                     2.00          0.32         2.32        (2.87)    (12.39)
                                                            -------       -------      -------      -------    -------
     TOTAL FROM INVESTMENT OPERATIONS                          1.75          0.09         2.09        (3.15)    (12.73)
                                                            -------       -------      -------      -------    -------
LESS DISTRIBUTIONS:
   Distributions from net realized gains                         --            --           --           --      (2.43)
                                                            -------       -------      -------      -------    -------
TOTAL DISTRIBUTIONS                                              --            --           --           --      (2.43)
                                                            -------       -------      -------      -------    -------
Change in net asset value                                      1.75          0.09         2.09        (3.15)    (15.16)
                                                            -------       -------      -------      -------    -------
NET ASSET VALUE, END OF PERIOD                               $15.71        $13.96       $13.87       $11.78     $14.93
                                                            =======       =======      =======      =======    =======
Total return(2)                                               12.54 %        0.65 %      17.74 %     (21.10)%   (44.83)%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                       $14,402       $18,612      $24,172      $22,577    $23,519

RATIO TO AVERAGE NET ASSETS OF:

   Net operating expenses                                      2.15 %        2.15 %       2.15 %       2.15 %     2.15 %
   Gross operating expenses                                    2.54 %        2.36 %       2.46 %       2.43 %     2.34 %
   Net investment income (loss)                               (1.63)%       (1.59)%      (1.76)%      (1.74)%    (1.61)%
Portfolio turnover                                              100 %         200 %        164 %        135 %       96 %

                                                                                       CLASS C
                                                             ----------------------------------------------------------
                                                                             YEAR ENDED SEPTEMBER 30,
                                                             ----------------------------------------------------------
                                                              2005          2004         2003         2002       2001
Net asset value, beginning of period                         $13.96        $13.88       $11.78       $14.93     $30.08
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                            (0.25)        (0.23)       (0.22)       (0.28)     (0.34)
   Net realized and unrealized gain (loss)                     2.00          0.31         2.32        (2.87)    (12.38)
                                                            -------       -------      -------      -------    -------
TOTAL FROM INVESTMENT OPERATIONS                               1.75          0.08         2.10        (3.15)    (12.72)
                                                            -------       -------      -------      -------    -------
LESS DISTRIBUTIONS:
   Distributions from net realized gains                         --            --           --           --      (2.43)
                                                            -------       -------      -------      -------    -------
     TOTAL DISTRIBUTIONS                                         --            --           --           --      (2.43)
                                                            -------       -------      -------      -------    -------
Change in net asset value                                      1.75          0.08         2.10        (3.15)    (15.15)
                                                            -------       -------      -------      -------    -------
NET ASSET VALUE, END OF PERIOD                               $15.71        $13.96       $13.88       $11.78     $14.93
                                                            =======       =======      =======      =======    =======
Total return(2)                                               12.54 %        0.58 %      17.83 %     (21.10)%   (44.81)%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                       $11,212       $21,823      $32,118      $31,317    $30,874

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                                      2.15 %        2.15 %       2.15 %       2.15 %     2.15 %
   Gross operating expenses                                    2.47 %        2.20 %       2.26 %       2.21 %     2.20 %
   Net investment income (loss)                               (1.63)%       (1.60)%      (1.76)%      (1.74)%    (1.61)%
Portfolio turnover                                              100 %         200 %        164 %        135 %       96 %

(1) Computed using average shares outstanding.
(2) Sales charges are not reflected in total return calculation.

                        See Notes to Financial Statements

PHOENIX EQUITY INCOME FUND


A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: HOW DID THE FUND PERFORM OVER THE FISCAL YEAR ENDED SEPTEMBER 30, 2005?

A: For the fiscal year ended September 30, 2005, the Fund's Class X shares returned 25.62%, Class A shares returned 24.40%, Class B shares returned 22.80% and Class C shares returned 22.76%. For the same period, the S&P 500(R) Index, a broad-based equity index, returned 12.24%, and the Dow Jones Wilshire Real Estate Securities Index, which is the Fund's style-specific equity index appropriate for comparison, returned 29.05%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE.

Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A: Market conditions for real estate properties and equities were positive throughout the reporting period. Private sector performance and the consumer drove positive returns for the equity markets. The U.S. economy grew at a 3.3% annual rate in the fourth quarter of 2004, as measured by GDP (gross domestic product), and at 3.8% and 3.3% in the first two quarters of 2005, respectively. Non-farm payroll grew by over two million jobs, dipping slightly in September due to the hurricane season. Job growth averaging over 190,000 jobs per month in 2005 has been a positive for the real estate sector.

      In spite of 11 Federal Reserve rate hikes between June 2004 and September 2005, long-term interest rates actually declined during the period. Overall, low long-term rates have been positive for the real estate sector during the period, but we do not believe long-term rates will stay low. REIT equities also benefited from uncertain returns for the bond market and low coupons, which encouraged investors to seek alternative asset classes and higher dividend investments. The core Consumer Price Index (CPI) rate increased approximately 2% during the period, although we believe the pressures on prices will hurt consumer discretionary spending in the next several quarters. However, weakness in spending should not hurt retail mall operators in that less than three percent of REIT revenue is tied to the actual level of retail sales.

Q: WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THIS PERIOD?

A: The reporting period started off with a strong fourth quarter 2004, showing significant gains across the board for most REITs and real estate-related companies. In 2005, fluctuating interest rates have been the major focus, causing choppy markets in all asset classes.

      Our performance was helped by an overweighting in retail malls, a sector in which the fundamentals have been, and continue to be, stable and strong. We were also aided by good stock selection within the sector, particularly General

Growth Properties, Inc. and Simon Property Group, Inc. Despite some near-term pressure on retailers themselves, the operating fundamentals of the retail mall operators remains strong; funds from operations continue to grow at least in the high single digits, and mall operators are maintaining pricing power.

      The Fund's performance also benefited from an overweighting in industrials and in related securities selection, led by AMB Property Corp. We continue to like industrial properties and are optimistic about ongoing strong fundamentals in this segment. We expect some consolidation in both retail and industrial market sectors, and are maintaining overweight positions in both.

      We are less optimistic about fundamentals in office property and have underweighted this sector. Nevertheless, the securities we own performed in line with the benchmark, however, the underweight hurt performance.

      Our performance was negatively affected by our exposure to non-REIT investments, in particular B&G Foods. B&G Foods underperformed due to high fuel prices, which increased distribution costs and hurt profitability. We estimate a one-quarter lag in B&G's ability to pass through these increases to consumers. However, we like the company's long-term fundamentals and high dividend, and we continue to hold the name.

      The self-storage sector represents a very small percentage of the benchmark index, but the returns of this sector have been some of the best in the reporting period. Our overall underweight has hurt us, but we picked up exposure in the second quarter 2005 with Public Storage, Inc., and will continue to monitor developments in this segment.

                                                                    OCTOBER 2005



THE PRECEDING INFORMATION IS THE OPINION OF PORTFOLIO MANAGEMENT. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THERE IS NO GUARANTEE THAT MARKET FORECASTS WILL BE REALIZED.

FOR DEFINITIONS OF INDEXES CITED AND CERTAIN INVESTMENT TERMS USED IN THIS REPORT, SEE THE GLOSSARY ON PAGE 3.

Phoenix Equity Income Fund

--------------------------------------------------------------------------------
  TOTAL RETURNS 1                                       PERIODS ENDING 9/30/05
--------------------------------------------------------------------------------


                                                                                           INCEPTION        INCEPTION
                                                                    1 YEAR        YEARS    TO 9/30/05         DATE
                                                                   --------     --------   ----------       -----------
        Class X Shares at NAV 2                                      25.62%       16.89%       13.21%         3/12/96

        Class A Shares at NAV 2                                      24.40        15.52        11.88          3/12/96
        Class A Shares at POP 3                                      17.24        14.16        11.19          3/12/96

        Class B Shares at NAV 2                                      22.80        14.31         9.91           7/1/98
        Class B Shares with CDSC 4                                   18.80        14.31         9.91           7/1/98

        Class C Shares at NAV 2                                      22.76        14.37         9.95           7/1/98
        Class C Shares with CDSC 4                                   22.76        14.37         9.95           7/1/98

        S&P 500(R) Index                                             12.24        (1.49)      Note 5           Note 5

        Dow Jones Wilshire Real Estate Securities Index (Full Cap)   29.05        19.41       Note 6           Note 6


ALL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE ABOVE TABLE AND GRAPH BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF SHARES. PLEASE VISIT PHOENIXFUNDS.COM FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END.

1 TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE AND THE
  REINVESTMENT OF BOTH DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
2 "NAV" (NET ASSET VALUE) TOTAL RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES
  CHARGE.
3 "POP" (PUBLIC OFFERING PRICE) TOTAL RETURNS INCLUDE THE EFFECT OF THE MAXIMUM
  FRONT-END 5.75% SALES CHARGE.
4 CDSC (CONTINGENT DEFERRED SALES CHARGE) IS APPLIED TO REDEMPTIONS OF CERTAIN
  CLASSES OF SHARES THAT DO NOT HAVE A SALES CHARGE APPLIED AT THE TIME OF PURCHASE. CDSC CHARGES FOR B SHARES DECLINE FROM 5% TO 0% OVER A FIVE YEAR PERIOD. CDSC CHARGES FOR C SHARES ARE 1% IN THE FIRST YEAR AND 0% THEREAFTER.
5 INDEX PERFORMANCE IS 8.88% FOR CLASS X AND CLASS A (SINCE 3/12/96) AND 2.49%
  FOR CLASS B AND CLASS C (SINCE 7/1/98).
6 INDEX PERFORMANCE IS 15.18% FOR CLASS X AND CLASS A (SINCE 3/12/96) AND 13.85%
  FOR CLASS B AND CLASS C (SINCE 7/1/98).

--------------------------------------------------------------------------------
  GROWTH OF $10,000                                         PERIODS ENDING 9/30
--------------------------------------------------------------------------------

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 3/12/96 (inception of the Fund) in Class X and A shares. The total return for Class X shares reflects no sales charge. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes dividends and capital gains are reinvested.

                                [GRAPHIC OMITTED]

          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHICS
                                                                              Dow Jones
              Phoenix Equity     Phoenix Equity Income   S&P 500(R)      Wilshire Real Estate
            Income Fund Class X      Fund Class A           Index    Securities Index (Full Cap)
03/12/1996     $10,000                 $ 9,425             $10,000            $10,000
09/30/1996      11,261                  10,557              10,929             11,218
09/30/1997      15,252                  14,203              15,374             15,933
09/30/1998      12,456                  11,430              16,780             13,264
09/30/1999      11,626                  10,519              21,434             12,690
09/29/2000      14,998                  13,402              24,299             15,895
09/28/2001      16,426                  14,469              17,827             17,413
09/30/2002      16,357                  14,219              14,176             18,629
09/30/2003      21,526                  18,470              17,638             23,645
09/30/2004      26,055                  22,162              20,084             29,909
09/30/2005      32,729                  27,569              22,543             38,598

For information regarding indexes, see the glossary on page 3.

Phoenix Equity Income Fund


ABOUT YOUR FUND'S EXPENSES
   We believe it is important for you to understand the impact of costs on your investments. All mutual funds have operating expenses. As a shareholder of the Equity Income Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. Class X shares are sold without a sales charge and do not incur distribution and service fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

ACTUAL EXPENSES
   The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
   The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
   Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower depending on the amount of your investments and timing of any purchases or redemptions.

                               Beginning           Ending          Expenses Paid
Equity Income Fund           Account Value       Account Value        During
      Class X               March 31, 2005    September 30, 2005      Period*
-----------------------     --------------    ------------------   -------------
Actual                         $1,000.00          $1,157.60            $8.22
Hypothetical (5% return
  before expenses)              1,000.00           1,017.35             7.72

*EXPENSES ARE EQUAL TO THE FUND'S CLASS X ANNUALIZED EXPENSE RATIO OF 1.52%,
 WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS X RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED SEPTEMBER 30, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 25.62%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT SEPTEMBER 30, 2005 OF $1,256.20.

                               Beginning           Ending          Expenses Paid
Equity Income Fund           Account Value      Account Value         During
      Class A            March 31, 2005      September 30, 2005       Period*
-----------------------  ------------------  ------------------    -------------
Actual                         $1,000.00          $1,152.00           $13.57
Hypothetical (5% return
  before expenses)              1,000.00           1,012.30            12.77

*EXPENSES ARE EQUAL TO THE FUND'S CLASS A ANNUALIZED EXPENSE RATIO OF 2.51%,
 WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS A RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED SEPTEMBER 30, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 24.40%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT SEPTEMBER 30, 2005 OF $1,244.00.

                               Beginning           Ending          Expenses Paid
Equity Income Fund           Account Value      Account Value         During
      Class B               March 31, 2005   September 30, 2005       Period*
-----------------------     --------------   ------------------    -------------
Actual                         $1,000.00      $1,144.70               $20.43
Hypothetical (5% return
  before expenses)              1,000.00       1,005.78                19.29

*EXPENSES ARE EQUAL TO THE FUND'S CLASS B ANNUALIZED EXPENSE RATIO OF 3.80%,
 WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS B RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED SEPTEMBER 30, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 22.80%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT SEPTEMBER 30, 2005 OF $1,228.00.

                               Beginning           Ending          Expenses Paid
Equity Income Fund           Account Value      Account Value         During
      Class C               March 31, 2005   September 30, 2005       Period*
-----------------------     --------------   ------------------    -------------
Actual                         $1,000.00          $1,144.20           $20.44
Hypothetical (5% return
  before expenses)              1,000.00           1,005.76            19.31

*EXPENSES ARE EQUAL TO THE FUND'S CLASS C ANNUALIZED EXPENSE RATIO OF 3.80%,
 WHICH IS NET OF WAIVED FEES AND REIMBURSED EXPENSES, IF APPLICABLE, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR, THEN DIVIDED BY 365 TO REFLECT THE ONE-HALF YEAR PERIOD.

 ACTUAL RETURN AS CALCULATED IN THE ABOVE TABLE IS BASED ON THE FUND'S CLASS C RETURN FOR THE PAST SIX MONTHS. WHILE REQUIRED TO BE PRESENTED IN THIS FORMAT, IT IS NOT THE CLASS' ACTUAL RETURN FOR THE YEAR ENDED SEPTEMBER 30, 2005. THE CLASS' ACTUAL RETURN AT NAV FOR THE FISCAL YEAR WAS 22.76%. UTILIZING THIS 12 MONTH RETURN YIELDS AN ACCOUNT VALUE AT SEPTEMBER 30, 2005 OF $1,227.60.

 YOU CAN FIND MORE INFORMATION ABOUT THE FUNDS EXPENSES IN THE FINANCIAL STATEMENTS SECTION THAT FOLLOWS. FOR ADDITIONAL INFORMATION ON OPERATING EXPENSES AND OTHER SHAREHOLDER COSTS REFER TO THE PROSPECTUS.

Phoenix Equity Income Fund

  TEN LARGEST HOLDINGS AT SEPTEMBER 30, 2005 (AS A PERCENTAGE OF NET ASSETS)(E)

 1. Simon Property Group, Inc.                   7.4%
 2. General Growth Properties, Inc.              6.4%
 3. ProLogis                                     5.6%
 4. Starwood Hotels & Resorts Worldwide, Inc.    5.3%
 5. Equity  Residential                          5.2%

 6. Equity Office Properties Trust               5.0%
 7. Boston Properties, Inc.                      4.7%
 8. Vornado Realty Trust                         4.7%
 9. AMB Property Corp.                           3.9%
10. Archstone-Smith Trust                        3.6%

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS                                                       9/30/05
--------------------------------------------------------------------------------
As a percentage of total investments

                                [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHICS
Apartments                       19%
Regional Malls                   18
Office                           15
Shopping Centers                 11
Industrials                      10
Hotels, Resorts & Cruise Lines    9
Diversified                       5
Other                            13


                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2005
                                                          SHARES        VALUE
                                                          ------     ----------
DOMESTIC COMMON STOCKS--95.1%

REAL ESTATE INVESTMENT TRUSTS--83.2%

DIVERSIFIED--4.7%
Vornado Realty Trust .................................    13,930     $1,206,616

INDUSTRIAL/OFFICE--23.6%
INDUSTRIAL--9.6%
AMB Property Corp. ...................................    22,770      1,022,373
ProLogis .............................................    32,820      1,454,204
                                                                     ----------
                                                                      2,476,577
                                                                     ----------
OFFICE--14.0%
Boston Properties, Inc. ..............................    17,020      1,206,718
Equity Office Properties Trust .......................    39,735      1,299,732
SL Green Realty Corp. ................................     4,660        317,719
Trizec Properties, Inc. ..............................    35,500        818,630
                                                                     ----------
                                                                      3,642,799
                                                                     ----------
--------------------------------------------------------------------------------
TOTAL INDUSTRIAL/OFFICE                                               6,119,376
--------------------------------------------------------------------------------
LODGING/RESORTS--2.3%
Host Marriott Corp. ..................................    35,480        599,612



                                                          SHARES        VALUE
                                                          ------     ----------
MORTGAGE--4.3%
COMMERCIAL FINANCING--4.3%
Capital Trust, Inc. Class A ..........................    15,410     $  495,586
RAIT Investment Trust ................................    21,600        615,600
--------------------------------------------------------------------------------
TOTAL MORTGAGE                                                        1,111,186
--------------------------------------------------------------------------------
RESIDENTIAL--17.6%
APARTMENTS--17.6%
Archstone-Smith Trust ................................    23,166        923,628
AvalonBay Communities, Inc. ..........................    10,550        904,135
Camden Property Trust ................................     4,440        247,530
Equity Residential ...................................    35,615      1,348,028
Essex Property Trust, Inc. ...........................     6,790        611,100
United Dominion Realty Trust, Inc. ...................    22,610        535,857
--------------------------------------------------------------------------------
TOTAL RESIDENTIAL                                                     4,570,278
--------------------------------------------------------------------------------
RETAIL--28.0%
REGIONAL MALLS--17.3%
General Growth Properties, Inc. ......................    36,750      1,651,178
Macerich Co. (The) ...................................     9,280        602,643
Mills Corp. (The) ....................................     5,340        294,127


                        See Notes to Financial Statements

Phoenix Equity Income Fund

                                                          SHARES        VALUE
                                                          ------     ----------
REGIONAL MALLS--CONTINUED
Simon Property Group, Inc. ...........................    25,975    $ 1,925,267
                                                                    -----------
                                                                      4,473,215
                                                                    -----------

SHOPPING CENTERS--10.7%
Developers Diversified Realty Corp. ..................    16,030        748,601
Kimco Realty Corp. ...................................    25,100        788,642
Regency Centers Corp. ................................    10,720        615,864
Tanger Factory Outlet Centers, Inc. ..................    22,520        626,281
                                                                    -----------
                                                                      2,779,388
                                                                    -----------
--------------------------------------------------------------------------------
TOTAL RETAIL                                                          7,252,603
--------------------------------------------------------------------------------
SELF STORAGE--2.7%
Public Storage, Inc. .................................    10,610        710,870
--------------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS
(IDENTIFIED COST $15,615,892)                                        21,570,541
--------------------------------------------------------------------------------


HOTELS, RESORTS & CRUISE LINES--8.5%
La Quinta Corp.(b) ...................................    69,135        600,783
Northstar Capital Investment Corp. 144A(b)(c)(d) .....    35,000        224,350
Starwood Hotels & Resorts Worldwide, Inc. ............    23,800      1,360,646
                                                                    -----------
(Identified cost $2,447,131)                                          2,185,779
                                                                    -----------


PACKAGED FOODS--3.4%
B&G Foods, Inc. ......................................    70,300        889,295
(Identified cost $1,063,734)
--------------------------------------------------------------------------------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $19,126,757)                                        24,645,615
--------------------------------------------------------------------------------


TOTAL INVESTMENTS--95.1%
(IDENTIFIED COST $19,126,757)                                        24,645,615(a)

Other assets and liabilities, net--4.9%                               1,276,399
                                                                    ------------
NET ASSETS--100.0%                                                  $25,922,014
                                                                    ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $6,162,571 and gross depreciation of $763,186 for federal income tax purposes. At September 30, 2005, the aggregate cost of securities for federal income tax purposes was $19,246,230.
(b) Non-income producing.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, this security amounted to a value of $224,350 or 0.9% of the net assets.
(d) Illiquid and restricted security. Security valued at fair value as determined in good faith by or under the direction of the Trustees. At September 30, 2005, this security amounted to a value of $224,350 or 0.9% of net assets. For acquisition information, see Note 7 "Illiquid and Restricted Securities" in the Notes to Financial Statements.
(e) Table excludes short-term investments.

                        See Notes to Financial Statements

Phoenix Equity Income Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2005

ASSETS
Investment securities at value
   (Identified cost $19,126,757)                                   $24,645,615
Cash                                                                    33,217
Receivables
   Investment securities sold                                        1,711,502
   Dividends                                                           192,170
   Fund shares sold                                                      3,273
Prepaid expenses                                                        19,063
                                                                   -----------
     Total assets                                                   26,604,840
                                                                   -----------
LIABILITIES
Payables
   Fund shares repurchased                                             600,475
   Investment advisory fee                                              19,061
   Transfer agent fee                                                   14,845
   Financial agent fee                                                   4,052
   Distribution and service fees                                         3,474
   Trustees' fee                                                         1,464
Accrued expenses                                                        39,455
                                                                   -----------
     Total liabilities                                                 682,826
                                                                   -----------
NET ASSETS                                                         $25,922,014
                                                                   ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                   $18,056,808
Accumulated net realized gain                                        2,346,348
Net unrealized appreciation                                          5,518,858
                                                                   -----------
NET ASSETS                                                         $25,922,014
                                                                   ===========
CLASS X
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $18,654,598)                  1,030,972
Net asset value per share                                               $18.09

CLASS A
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $4,160,881)                     238,268
Net asset value per share                                               $17.46
Offering price per share $17.46/(1-5.75%)                               $18.53

CLASS B
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $1,701,099)                      99,382
Net asset value and offering price per share                            $17.12

CLASS C
Shares of beneficial interest outstanding, $1 par value,
   unlimited authorization (Net Assets $1,405,436)                      81,837
Net asset value and offering price per share                            $17.17

                             STATEMENT OF OPERATIONS
                          YEAR ENDED SEPTEMBER 30, 2005

INVESTMENT INCOME
Dividends                                                           $  799,862
Interest                                                                 4,468
                                                                    ----------
     Total investment income                                           804,330
                                                                    ----------
EXPENSES
Investment advisory fee                                                255,093
Service fees, Class A                                                    9,753
Distribution and service fees, Class B                                  17,040
Distribution and service fees, Class C                                  16,264
Financial agent fee                                                     49,901
Transfer agent                                                          82,597
Registration                                                            44,384
Professional                                                            37,815
Trustees                                                                32,476
Printing                                                                11,967
Custodian                                                               10,602
Miscellaneous                                                           21,408
                                                                    ----------
     Total expenses                                                    589,300
     Less expenses reimbursed by investment adviser                    (16,163)
                                                                    ----------
     Net expenses                                                      573,137
                                                                    ----------
NET INVESTMENT INCOME                                                  231,193
                                                                    ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                                     3,063,963
Net change in unrealized appreciation (depreciation)
   on investments                                                    3,335,361
                                                                    ----------
NET GAIN ON INVESTMENTS                                              6,399,324
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $6,630,517
                                                                    ==========

                        See Notes to Financial Statements

Phoenix Equity Income Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                     YEAR ENDED         YEAR ENDED
                                                                                  SEPTEMBER 30, 2005 SEPTEMBER 30, 2004
                                                                                  ------------------ ------------------
FROM OPERATIONS
   Net investment income (loss)                                                       $   231,193     $   391,468
   Net realized gain (loss)                                                             3,063,963       5,177,598
   Net change in unrealized appreciation (depreciation)                                 3,335,361        (811,137)
                                                                                      -----------     -----------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                          6,630,517       4,757,929
                                                                                      -----------     -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class X                                                        (196,576)       (349,886)
   Net investment income, Class A                                                         (24,767)        (24,019)
   Net investment income, Class B                                                          (4,873)         (7,224)
   Net investment income, Class C                                                          (4,977)        (10,339)
   Net realized short-term gains, Class X                                                (783,530)       (672,432)
   Net realized short-term gains, Class A                                                (144,919)       (115,104)
   Net realized short-term gains, Class B                                                 (63,647)        (37,074)
   Net realized short-term gains, Class C                                                 (61,478)        (50,200)
   Net realized long-term gains, Class X                                               (2,590,697)       (674,051)
   Net realized long-term gains, Class A                                                 (490,438)       (122,621)
   Net realized long-term gains, Class B                                                 (215,391)        (52,569)
   Net realized long-term gains, Class C                                                 (226,302)        (76,238)
                                                                                      -----------     -----------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                           (4,807,595)     (2,191,757)
                                                                                      -----------     -----------
FROM SHARE TRANSACTIONS
CLASS X
   Proceeds from sales of shares (50,200 and 123,094 shares, respectively)                861,069       1,997,050
   Net asset value of shares issued from reinvestment of distributions
     (203,449 and 104,370 shares, respectively)                                         3,507,928       1,661,083
   Cost of shares repurchased (468,612 and 144,988 shares, respectively)               (8,326,271)     (2,357,172)
                                                                                      -----------     -----------
   Total                                                                               (3,957,274)      1,300,961
                                                                                      -----------     -----------
CLASS A
   Proceeds from sales of shares (98,203 and 172,637 shares, respectively)              1,678,369       2,771,123
   Net asset value of shares issued from reinvestment of distributions
     (37,964 and 16,080 shares, respectively)                                             636,277         248,568
   Cost of shares repurchased (110,628 and 176,118 shares, respectively)               (1,812,635)     (2,748,422)
                                                                                      -----------     -----------
Total                                                                                     502,011         271,269
                                                                                      -----------     -----------
CLASS B
   Proceeds from sales of shares (35,953 and 33,517 shares, respectively)                 603,657         512,637
   Net asset value of shares issued from reinvestment of distributions
     (16,078 and 5,926 shares, respectively)                                              266,353          90,831
   Cost of shares repurchased (44,818 and 22,581 shares, respectively)                   (729,917)       (356,697)
                                                                                      -----------     -----------
Total                                                                                     140,093         246,771
                                                                                      -----------     -----------
CLASS C
   Proceeds from sales of shares (5,133 and 30,267 shares, respectively)                   85,731         478,558
   Net asset value of shares issued from reinvestment of distributions
     (15,196 and 8,072 shares, respectively)                                              252,641         123,582
   Cost of shares repurchased (47,948 and 48,634 shares, respectively)                   (785,994)       (752,864)
                                                                                      -----------     -----------
Total                                                                                    (447,622)       (150,724)
                                                                                      -----------     -----------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                           (3,762,792)      1,668,277
                                                                                      -----------     -----------
   NET INCREASE (DECREASE) IN NET ASSETS                                               (1,939,870)      4,234,449

NET ASSETS
   Beginning of period                                                                 27,861,884      23,627,435
                                                                                      -----------     -----------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME
     OF $0 AND $0, RESPECTIVELY]                                                      $25,922,014     $27,861,884
                                                                                      ===========     ===========



                        See Notes to Financial Statements

Phoenix Equity Income Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                       CLASS X
                                                             ----------------------------------------------------------
                                                                             YEAR ENDED SEPTEMBER 30,
                                                             ----------------------------------------------------------
                                                              2005          2004         2003         2002       2001
Net asset value, beginning of period                         $16.89        $15.26       $12.07       $12.62     $11.89
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                             0.20          0.30         0.27         0.49       0.42
   Net realized and unrealized gain (loss)                     3.92          2.78         3.46        (0.51)      0.69
                                                            -------       -------      -------      -------    -------
     TOTAL FROM INVESTMENT OPERATIONS                          4.12          3.08         3.73        (0.02)      1.11
                                                            -------       -------      -------      -------    -------
LESS DISTRIBUTIONS:
   Dividends from net investment income                       (0.14)        (0.30)       (0.26)       (0.53)     (0.38)
   Distributions from net realized gains                      (2.78)        (1.15)       (0.28)          --         --
                                                            -------       -------      -------      -------    -------
     TOTAL DISTRIBUTIONS                                      (2.92)        (1.45)       (0.54)       (0.53)     (0.38)
                                                            -------       -------      -------      -------    -------
Change in net asset value                                      1.20          1.63         3.19        (0.55)      0.73
                                                            -------       -------      -------      -------    -------
NET ASSET VALUE, END OF PERIOD                               $18.09        $16.89       $15.26       $12.07     $12.62
                                                            =======       =======      =======      =======    =======
Total return                                                  25.62%        21.04%       31.60%       (0.42)%     9.52%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                       $18,655       $21,047      $17,754      $17,584    $17,349

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                                      1.53%         1.44%        1.62%(3)     1.55 %     1.60%(3)
   Gross operating expenses                                    1.53%         1.44%        1.62%        1.55 %     1.60%
   Net investment income                                       1.14%         1.83%        2.06%        3.73 %     3.49%
Portfolio turnover                                               40%          156%          91%         111 %       40%

                                                                                       CLASS A
                                                             ----------------------------------------------------------
                                                                             YEAR ENDED SEPTEMBER 30,
                                                             ----------------------------------------------------------
                                                              2005          2004         2003         2002       2001
Net asset value, beginning of period                         $16.50        $14.88       $11.78       $12.32     $11.67
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                             0.04          0.16         0.11         0.32       0.25
   Net realized and unrealized gain (loss)                     3.81          2.70         3.36        (0.51)      0.67
                                                            -------       -------      -------      -------    -------
     TOTAL FROM INVESTMENT OPERATIONS                          3.85          2.86         3.47        (0.19)      0.92
                                                            -------       -------      -------      -------    -------
LESS DISTRIBUTIONS:
   Dividends from net investment income                       (0.11)        (0.11)       (0.12)       (0.35)     (0.27)
   Distributions from net realized gains                      (2.78)        (1.13)       (0.25)          --         --
                                                            -------       -------      -------      -------    -------
     TOTAL DISTRIBUTIONS                                      (2.89)        (1.24)       (0.37)       (0.35)     (0.27)
                                                            -------       -------      -------      -------    -------
Change in net asset value                                      0.96          1.62         3.10        (0.54)      0.65
                                                            -------       -------      -------      -------    -------
NET ASSET VALUE, END OF PERIOD                               $17.46        $16.50       $14.88       $11.78     $12.32
                                                            =======       =======      =======      =======    =======
Total return(2)                                               24.40%        19.99%       29.90%       (1.73)%     7.96%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                        $4,161        $3,511       $2,979       $2,515     $2,410

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                                      2.51%         2.32%        2.92%        2.83 %     3.05%
   Gross operating expenses                                    2.51%         2.32%        2.92%        2.83 %     3.18%
   Net investment income                                       0.23%         1.01%        0.89%        2.50 %     2.11%
Portfolio turnover                                               40%          156%          91%         111 %       40%

(1) Computed using average shares outstanding.
(2) Sales charges are not reflected in total return calculation.
(3) For the periods ended September 30, 2003 and 2001 for Class X, the ratio of net operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio of net operating expenses to average net assets would have been 0.01% lower than the ratio shown in the table.

                        See Notes to Financial Statements

Phoenix Equity Income Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                       CLASS B
                                                             ----------------------------------------------------------
                                                                             YEAR ENDED SEPTEMBER 30,
                                                             ----------------------------------------------------------
                                                              2005          2004         2003         2002       2001
Net asset value, beginning of period                         $16.36        $14.84       $11.74       $12.28     $11.66
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                            (0.18)        (0.08)       (0.01)        0.20       0.17
   Net realized and unrealized gain (loss)                     3.77          2.69         3.36        (0.50)      0.65
                                                            -------       -------      -------      -------    -------
     TOTAL FROM INVESTMENT OPERATIONS                          3.59          2.61         3.35        (0.30)      0.82
                                                            -------       -------      -------      -------    -------
LESS DISTRIBUTIONS:
   Dividends from net investment income                       (0.05)        (0.08)       (0.07)       (0.24)     (0.20)
   Distributions from net realized gains                      (2.78)        (1.01)       (0.18)          --         --
                                                            -------       -------      -------      -------    -------
     TOTAL DISTRIBUTIONS                                      (2.83)        (1.09)       (0.25)       (0.24)     (0.20)
                                                            -------       -------      -------      -------    -------
Change in net asset value                                      0.76          1.52         3.10        (0.54)      0.62
                                                            -------       -------      -------      -------    -------
NET ASSET VALUE, END OF PERIOD                               $17.12        $16.36       $14.84       $11.74     $12.28
                                                            =======       =======      =======      =======    =======
Total return(2)                                               22.80 %       18.17 %      28.82 %      (2.63)%     7.21%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                        $1,701        $1,508       $1,117         $987       $554

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                                      3.80 %        3.80 %       3.80 %       3.80 %     3.81% (3)
   Gross operating expenses                                    4.27 %        4.13 %       5.61 %       6.17 %     9.33%
   Net investment income (loss)                               (1.10)%       (0.50)%      (0.09)%       1.59 %     1.43%
Portfolio turnover                                               40 %         156 %         91 %        111 %       40%

                                                                                       CLASS C
                                                             ----------------------------------------------------------
                                                                             YEAR ENDED SEPTEMBER 30,
                                                             ----------------------------------------------------------
                                                              2005          2004         2003         2002       2001
Net asset value, beginning of period                         $16.41        $14.85       $11.75       $12.28     $11.66
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                            (0.19)           --(4)     (0.02)        0.21       0.16
   Net realized and unrealized gain (loss)                     3.78          2.65         3.37        (0.50)      0.66
                                                            -------       -------      -------      -------    -------
     TOTAL FROM INVESTMENT OPERATIONS                          3.59          2.65         3.35        (0.29)      0.82
                                                            -------       -------      -------      -------    -------
LESS DISTRIBUTIONS:
   Dividends from net investment income                       (0.05)        (0.08)       (0.07)       (0.24)     (0.20)
   Distributions from net realized gains                      (2.78)        (1.01)       (0.18)          --         --
                                                            -------       -------      -------      -------    -------
     TOTAL DISTRIBUTIONS                                      (2.83)        (1.09)       (0.25)       (0.24)     (0.20)
                                                            -------       -------      -------      -------    -------
Change in net asset value                                      0.76          1.56         3.10        (0.53)      0.62
                                                            -------       -------      -------      -------    -------
NET ASSET VALUE, END OF PERIOD                               $17.17        $16.41       $14.85       $11.75     $12.28
                                                            =======       =======      =======      =======    =======
Total return(2)                                               22.76 %       18.45%       28.80 %      (2.47)%     7.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                        $1,405        $1,796       $1,778       $1,175       $525

RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                                      3.80 %        3.64%        3.80 %       3.80 %     3.81%(3)
   Gross operating expenses                                    4.30 %        3.64%        4.58 %       6.10 %     9.18%
   Net investment income (loss)                               (1.11)%        0.01%       (0.18)%       1.63 %     1.38%
Portfolio turnover                                               40 %         156%          91 %        111 %       40%

(1) Computed using average shares outstanding.
(2) Sales charges are not reflected in total return calculation.
(3) For the period ended September 30, 2001 for Class B and Class C, the ratio of net operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio of net operating expenses to average net assets would have been 0.01% lower than the ratio shown in the table.
(4) Amount is less than $0.01.

                        See Notes to Financial Statements

PHOENIX-SENECA FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2005


1. ORGANIZATION
   Phoenix-Seneca Funds (the "Trust") is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
   Currently, three Funds are offered for sale (each a "Fund"). The Phoenix Bond Fund is diversified and has an investment objective of high total return from both current income and capital appreciation. The Phoenix Earnings Driven Growth Fund is diversified and has an investment objective of capital appreciation. The Phoenix Equity Income Fund is non-diversified and has an investment objective of high total return in both current income and long-term capital appreciation.
   The Funds offer the following classes of shares for sale:

                                       Class X    Class A    Class B   Class C
                                        Shares     Shares     Shares    Shares
                                       --------   --------   --------  --------
Bond Fund ..........................      X          X          X          X
Earnings Driven Growth Fund ........      X          X          X          X
Equity Income Fund .................      X          X          X          X

   Class X shares are sold without a sales charge. Class A shares of Bond Fund are sold with a front-end sales charge of up to 4.75%. Class A shares of Earnings Driven Growth Fund and Equity Income Fund are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge, which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase.
   Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service expenses and has exclusive voting rights with respect to its distribution plan. Class X bears no distribution and/or service expenses. Income and expenses and realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each class of shares, except for transfer agent and registration expenses which are unique to each class.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION:
   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.
   Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.
   As required, some securities and assets may be valued at fair value as determined in good faith by or under the direction of the Trustees.
   Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.
   Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

B. SECURITY TRANSACTIONS AND RELATED INCOME:
   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:
   Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
   The Trust may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest.

PHOENIX-SENECA FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2005 (CONTINUED)


D. DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions are declared and recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E. EXPENSES:
   Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund, except where allocation of a direct expense to each Fund or an alternative allocation method can be more appropriately made. Fund expenses that are not related to the distribution of shares of a particular class or to services provided specifically to a particular class are allocated among the classes on the basis of relative average daily net assets of each class. Expenses that relate to the distribution of shares or services provided to a particular class are allocated to that class.

F. FOREIGN CURRENCY TRANSLATION:
    Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not isolate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

G. FOREIGN SECURITY COUNTRY DETERMINATION:
   A combination of the following criteria is used to assign the countries of risk listed in the schedules of investments: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

H. REIT INVESTMENTS:
   With respect to the Equity Income Fund, dividend income is recorded using management's estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains.

   The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

I. REPURCHASE AGREEMENTS:
   A repurchase agreement is a transaction where a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. Each Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. If the seller defaults and the value of the collateral declines, or if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

J. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:
   Each Fund may engage in when-issued or delayed delivery transactions. Each Fund records when-issued and delayed delivery securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

K. INDEMNIFICATIONS:
   Under the Funds' organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, the Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

3. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS
   As compensation for its services to the Trust, Phoenix Investment Counsel, Inc, ("PIC") (the "Adviser"), an indirect wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"), is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each fund:

                                                      Adviser
                                                        Fee
                                                      -------
Bond Fund ........................................      0.50%
Earnings Driven Growth Fund ......................      0.80%
Equity Income Fund ...............................      0.85%

   The Adviser has voluntarily agreed to reimburse each Fund's operating expenses excluding interest, taxes and brokerage fees, commissions and extraordinary expenses until January 31, 2006, to

PHOENIX-SENECA FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2005 (CONTINUED)

the extent that such expenses exceed the following percentages of average annual net assets:

                                      Class X    Class A     Class B    Class C
                                      -------    -------     -------    -------
Bond Fund ..........................    0.90%      1.15%      1.90%      1.90%
Earnings Driven Growth Fund ........    1.15%      1.40%      2.15%      2.15%
Equity Income Fund .................    2.35%      3.05%      3.80%      3.80%

   The Adviser will not seek to recapture any prior years' reimbursed expenses or waived investment advisory fees.
   Seneca Capital Management LLC ("Seneca") is the subadviser to each of the Funds. Seneca is an indirect, wholly-owned subsidiary of PNX. For its services, Seneca is paid a fee by the Adviser based upon the following annual rates as a percentage of the average daily net assets of each Fund:

Bond Fund ..................................................            0.25%
Earnings Driven Growth Fund ................................            0.40%
Equity Income Fund .........................................            0.425%

   Prior to April 30, 2005, Seneca was an indirect majority owned subsidiary of PNX.
   As Distributor of each Fund's shares, Phoenix Equity Planning Corporation ("PEPCO"), an indirect, wholly-owned subsidiary of PNX has advised the Trust that it retained net selling commissions and deferred sales charges for the fiscal year ("the period") ended September 30, 2005, as follows:

                                               Class A      Class B        Class C
                                             Net Selling    Deferred       Deferred
                                            Commissions  Sales Charges  Sales Charges
                                            -----------  -------------  -------------
Bond Fund ...............................      $  900       $17,917          $687
Earnings Driven Growth Fund .............       1,608        81,259           871
Equity Income Fund ......................       2,770         6,000           130

   In addition, each Fund pays PEPCO distribution and/or service fees at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares of the average daily net assets of each respective class.
   Under certain circumstances, shares of certain Phoenix Funds may be exchanged for shares of the same class of certain other Phoenix Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply.
   As financial agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost to PEPCO to provide tax services and oversight of the performance of PFPC Inc. (subagent to PEPCO), plus (2) the documented cost of fund accounting and related services provided by PFPC Inc. The current fee schedule of PFPC Inc. ranges from 0.06% to 0.03% of the average daily net assets of each Fund. Certain minimum fees may apply. For the period ended September 30, 2005, the Trust incurred financial agent fees totaling $201,856.
   PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company serving as subtransfer agent. For the period ended September 30, 2005, transfer agent fees were $413,278 as reported in the Statements of Operations, of which PEPCO retained the following:

                                           Transfer Agent
                                            Fee Retained
                                           --------------
Bond Fund ...............................      $    --
Earnings Driven Growth Fund .............       38,571
Equity Income Fund ......................           --

   At September 30, 2005, PNX and its affiliates, the retirement plans of PNX and its affiliates and Phoenix affiliated Funds, held shares which aggregated the following:

                                              Aggregate
                                              Net Asset
                                   Shares       Value
                                 ---------  ------------
Bond Fund
         Class A .............   1,921,684  $20,100,815
Equity Income Fund
         Class B .............      11,536      197,496
         Class C .............      11,534      198,039

4. PURCHASE AND SALE OF SECURITIES
   Purchases and sales of securities during the period ended September 30, 2005 (excluding U.S. Government and agency securities and short-term securities) were as follows:

                                  Purchases     Sales
                                 ----------- ------------
Bond Fund ....................   $30,620,703 $ 45,611,703
Earnings Driven Growth Fund ..    75,602,807  120,634,463
Equity Income Fund ...........    11,550,726   19,699,785

   Purchases and sales of long-term U.S. Government and agency securities during the period ended September 30, 2005, were as follows:

                                  Purchases     Sales
                                 ----------- ------------
Bond Fund ....................  $122,366,053 $112,444,233

5. 10% SHAREHOLDERS
   As of September 30, 2005, certain Funds had individual shareholder accounts, which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below:

                                Number of      % of Shares
                                 Accounts      Outstanding
                                -----------    -----------
Bond Fund ....................   2 Accounts        29.4%
Earnings Driven Growth Fund ..   1 Account         10.1%
Equity Income Fund ...........   1 Account         53.8%

PHOENIX-SENECA FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2005 (CONTINUED)


6. CREDIT RISK AND ASSET CONCENTRATIONS
   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.
   Certain funds may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a fund, positive or negative, than if a fund did not concentrate its investments in such sectors.
   High yield/high risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the adviser and/or subadviser to accurately predict risk.
   At September 30, 2005, the Bond Fund held $34,137,734 in investments issued by Federal Agencies comprising 49.9% of the total net assets of the Fund.

7. ILLIQUID AND RESTRICTED SECURITIES
   Investments shall be considered illiquid if they cannot be disposed of in seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining illiquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of each Fund's Schedule of Investments where applicable.
   Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933. Generally, 144A securities are excluded from this category, except where defined as illiquid.
   At September 30, 2005, the Equity Income Fund held the following restricted securities:

                                                    Market      % of
                        Acquisition  Acquisition   Value At  Net Assets
                           Date          Cost      9/30/05   at 9/30/05
                        ----------- ------------   --------  ----------
NorthStar Capital
   Investment Corp.
      Shares 20,000 ...    12/17/97    $400,000
      Shares 15,000 ...     3/24/98     320,625
                                       --------
                                       $720,625    $224,350    0.9%
                                       ========


   The Fund will bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of restricted securities.

8. REGULATORY EXAMS
   Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by The Phoenix Companies, Inc. and its subsidiaries (collectively "the Company") with securities and other laws and regulations affecting their registered products. The Boston District Office of the SEC recently completed a compliance examination of certain of the Company's affiliates that are registered under the Investment Company Act of 1940 or the Investment Advisers Act of 1940. Following the examination, the staff of the Boston District Office issued a deficiency letter primarily focused on perceived weaknesses in procedures for monitoring trading to prevent market timing activity. The staff requested the Company to conduct an analysis as to whether shareholders, policyholders and contract holders who invested in the funds that may have been affected by undetected market timing activity had suffered harm and to advise the staff whether the Company believes reimbursement is necessary or appropriate under the circumstances. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. A third party was retained to assist the Company in preparing the analysis. The Company has responded to the SEC with respect to each comment in the letter. We do not believe that the outcome of this matter will be material to these financial statements.

9. FEDERAL INCOME TAX INFORMATION
   The Funds have capital loss carryovers, which may be used to offset future capital gains, as follows:

                                                    Expiration Year
                                    --------------------------------------------
                                        2010              2011           Total
                                    -----------       -----------    -----------
Earnings Driven Growth Fund .....   $26,681,485       $39,716,177    $66,397,662

   The Funds may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.
   For the period ended September 30, 2005, the Funds utilized losses deferred in prior years against current year capital gains as follows:

Earnings Driven Growth Fund ............  $12,229,907

PHOENIX-SENECA FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2005 (CONTINUED)

   The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the Schedules of Investments) consist of undistributed ordinary income and undistributed long-term capital gains as follows:

                                 Undistributed  Undistributed
                                    Ordinary     Long-Term
                                     Income     Capital Gains
                                 -------------  -------------
Bond Fund .....................   $  547,543    $  388,753
Earnings Driven Growth Fund ...           --            --
Equity Income Fund ............    1,095,484     1,250,864

   The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

10. RECLASSIFICATION OF CAPITAL ACCOUNTS

   For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Funds. As of September 30, 2005, the Funds recorded reclassifications to increase (decrease) the accounts as listed below:

                                  Capital Paid
                                     in on
                                   Shares of    Accumulated   Undistributed
                                   Beneficial  Net Realized   Net Investment
                                    Interest    Gain (Loss)    Income (Loss)
                                   ----------- ------------   --------------
Earnings Driven Growth Fund ....    $(889,360)     $ --           $889,360


11. SUBSEQUENT EVENT
   On November 16, 2005, the Board of Trustees of Phoenix-Seneca Funds voted to approve the complete liquidation of the Phoenix Equity Income Fund. The liquidation is scheduled to be completed on or about December 15, 2005.

--------------------------------------------------------------------------------
                       TAX INFORMATION NOTICE (UNAUDITED)
   For the fiscal year ended September 30, 2005, for federal income tax purposes 4.4% of the ordinary income dividends earned by the Equity Income Fund qualify for the dividends received deduction for corporate shareholders.
   Effective for the fiscal year ended September 30, 2005, the Equity Income Fund hereby designates 4.4%, or the maximum allowable of its ordinary income dividends to qualify for the lower tax rate applicable to individual shareholders. The actual percentage for the calendar year will be designated in the year-end tax statements.
   For the fiscal year ended September 30, 2005, the Funds designated long-term capital gain dividends as follows:

            Bond Fund ..............................   $  404,711
            Equity Income Fund .....................    1,333,499

--------------------------------------------------------------------------------

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[GRAPHIC OMITTED]
PriceWaterhouseCooper LLP LOGO

To the Board of Trustees of
Phoenix-Seneca Funds and Shareholders of
Phoenix Bond Fund
Phoenix Earnings Driven Growth Fund
Phoenix Equity Income Fund


     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix Bond Fund (formerly Phoenix-Seneca Bond Fund), Phoenix Earnings Driven Growth Fund (formerly Phoenix-Seneca Mid-Cap "Edge"(SM) Fund), and Phoenix Equity Income Fund (formerly Phoenix-Seneca Equity Income Fund), constituting Phoenix-Seneca Funds, hereafter referred to as the "Trust" at September 30, 2005 and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ Pricewaterhousecooper LLP


Boston, Massachusetts
November 14, 2005

FUND MANAGEMENT TABLES (UNAUDITED)

     Information pertaining to the Trustees and officers of the Trust as of September 30, 2005, is set forth below. The statement of additional information
(SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

     The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480. There is no stated term of office for Trustees of the Trust.

                              INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
                                                    NUMBER OF
                                                  PORTFOLIOS IN
                                                  FUND COMPLEX                          PRINCIPAL OCCUPATION(S)
       NAME, ADDRESS AND        LENGTH OF          OVERSEEN BY                          DURING PAST 5 YEARS AND
         DATE OF BIRTH         TIME SERVED          TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
   E. Virgil Conway            Served since            52         Chairman, Rittenhouse Advisors, LLC (consulting firm)
   Rittenhouse Advisors, LLC   2000.                              (2001-present). Trustee/Director, Phoenix Funds Complex
   101 Park Avenue                                                (1983-present). Trustee/Director, Realty Foundation of New York
   New York, NY 10178                                             (1972-present), Josiah Macy, Jr. Foundation (Honorary)
   DOB: 8/2/29                                                    (2004-present), Pace University (Director/Trustee Emeritus)
                                                                  (2003-present), Greater New York Councils, Boy Scouts of America
                                                                  (1985-present), The Academy of Political Science (Vice Chairman)
                                                                  (1985-present), Urstadt Biddle Property Corp. (1989-present).
                                                                  Colgate University (Trustee Emeritus) (2004-present).
                                                                  Director/Trustee, The Harlem Youth Development Foundation,
                                                                  (Chairman) (1998-2002), Metropolitan Transportation Authority
                                                                  (Chairman) (1992-2001), Trism, Inc. (1994-2001), Consolidated
                                                                  Edison Company of New York, Inc. (1970-2002), Atlantic Mutual
                                                                  Insurance Company (1974-2002), Centennial Insurance Company
                                                                  (1974-2002), Union Pacific Corp. (1978-2002), BlackRock Freddie
                                                                  Mac Mortgage Securities Fund (Advisory Director) (1990-2000),
                                                                  Accuhealth (1994-2002), Pace University (1978-2003), New York
                                                                  Housing Partnership Development Corp. (Chairman) (1981-2003),
                                                                  Josiah Macy, Jr. Foundation (1975-2004).
-----------------------------------------------------------------------------------------------------------------------------------
   Harry Dalzell-Payne         Served since            52         Retired. Trustee/Director, Phoenix Funds Complex (1983-present).
   The Flat, Elmore Court      1999.
   Elmore, GL0S, GL2 3NT
   U.K.
   DOB: 9/8/29
-----------------------------------------------------------------------------------------------------------------------------------
   S. Leland Dill              Served since            50         Retired. Trustee, Phoenix Funds Family (1989-present). Trustee,
   7721 Blue Heron Way         2005.                              Scudder Investments (55 portfolios) (1986-present). Director,
   West Palm Beach, FL 33412                                      Coutts & Co. Trust Holdings Limited (1991-2000), Coutts & Co.
   DOB: 3/28/30                                                   Group (1991-2000) and Coutts & Co. International (USA) (private banking) (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------
   Francis E. Jeffries         Served since            52         Director, The Empire District Electric Company (1984-2004).
   8477 Bay Colony Dr. #902    2005.                              Trustee/Director, Phoenix Funds Complex (1987-present).
   Naples, FL 34108
   DOB: 9/23/30
------------------------------------------------------------------------------------------------------------------------------------
   Leroy Keith, Jr.            Served since            50         Partner, Stonington Partners, Inc. (private equity fund)
   Stonington Partners, Inc.   2005.                              (2001-present). Director/Trustee, Evergreen Funds (six
   736 Market Street,                                             portfolios). Trustee, Phoenix Funds Family (1980-present).
   Ste. 1430                                                      Director, Diversapak (2002-present). Obaji Medical Products
   Chattanooga, TN 37402                                          Company (2002-present). Director, Lincoln Educational Services
   DOB: 2/14/39                                                   (2002-2004). Chairman, Carson Products Company (cosmetics) (1998 to 2000).
------------------------------------------------------------------------------------------------------------------------------------

                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                    NUMBER OF
                                                  PORTFOLIOS IN
                                                  FUND COMPLEX                          PRINCIPAL OCCUPATION(S)
         NAME, ADDRESS          LENGTH OF          OVERSEEN BY                          DURING PAST 5 YEARS AND
       AND DATE OF BIRTH       TIME SERVED           TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
   Geraldine M. McNamara       Served since            52         Managing Director, U.S. Trust Company of New York (private bank)
   U.S. Trust Company of       2001.                              (1982-present). Trustee/Director, Phoenix Funds Complex
   New York                                                       (2001-present).
   11 West 54th Street
   New York, NY 10019
   DOB: 4/17/51
------------------------------------------------------------------------------------------------------------------------------------
   Everett L. Morris           Served since            52         Retired. Trustee/Director, Phoenix Funds Complex (1991-present).
   164 Laird Road              2000.                              Director, W.H. Reaves Utility Income Fund (2004-present). Vice
   Colts Neck, NJ 07722                                           President, W.H. Reaves and Company (investment management)
   DOB: 5/26/28                                                   (1993-2003).

------------------------------------------------------------------------------------------------------------------------------------
*  James M. Oates              Served since            50         Chairman, Hudson Castle Group, Inc. (Formerly IBEX Capital
   c/o Northeast Partners      2005.                              Markets, Inc.) (financial services) (1997-present). Trustee/
   150 Federal Street,                                            Director Phoenix Funds Family (1987-present). Managing Director,
   Suite 1000                                                     Wydown Group (consulting firm) (1994-present). Director, Investors
   Boston, MA 02110                                               Financial Service Corporation (1995-present), Investors Bank &
   DOB: 5/31/46                                                   Trust Corporation (1995-present), Stifel Financial (1996-present),
                                                                  Connecticut River Bancorp (1998-present), Connecticut River Bank
                                                                  (1999-present), Trust Company of New Hampshire (2002-present).
                                                                  Chairman, Emerson Investment Management, Inc. (2000-present).
                                                                  Independent Chairman, John Hancock Trust (since 2005), Trustee,
                                                                  John Hancock Funds II and John Hancock Funds III (since 2005).
                                                                  Trustee, John Hancock Trust (2004-2005). Director/Trustee, AIB
                                                                  Govett Funds (six portfolios) (1991-2000), and Command Systems,
                                                                  Inc. (1998-2000), Phoenix Investment Partners, Ltd. (1995-2001),
                                                                  1Mind, Inc. (formerly 1Mind.com), (2000-2002), Plymouth Rubber Co.
                                                                  (1995-2003). Director and Treasurer, Endowment for Health, Inc.
                                                                  (2000-2004).
------------------------------------------------------------------------------------------------------------------------------------
   Donald B. Romans            Served since            50         Retired. President, Romans & Company (private investors and
   39 S. Sheridan Road         2005.                              financial consultants) (1987-2003). Trustee/Director, Phoenix
   Lake Forest, IL 60045                                          Funds Family (1996-present). Trustee, Burnham Investors Trust
   DOB: 4/22/31                                                   (5 portfolios) (1967-2003).
------------------------------------------------------------------------------------------------------------------------------------
   Richard E. Segerson         Served since            50         Managing Director, Northway Management Company (1998-present).
   Northway Management         2005.                              Trustee/Director, Phoenix Funds Family (1983-present).
   Company
   164 Mason Street
   Greenwich, CT 06830
   DOB: 2/16/46
------------------------------------------------------------------------------------------------------------------------------------
   Ferdinand L. J. Verdonck    Served since            50         Director, Banco Urquijo (Chairman)(1998-present). Trustee, Phoenix
   Nederpolder, 7              2005.                              Funds Family (2002-present). Director EASDAQ (Chairman)
   B-9000 Gent, Belgium                                           (2001-present), The JP Morgan Fleming Continental
   DOB: 7/30/42                                                   European Investment Trust (1998-present), Groupe SNEF (1998-
                                                                  present), Degussa Antwerpen N.V. (1998-present), Santens
                                                                  N.V. (1999-present). Managing Director, Almanij N.V. (1992-2003).
                                                                  Director, KBC Bank and Insurance Holding Company (Euronext)
                                                                  (1992-2003), KBC Bank (1992-2003), KBC Insurance (1992-2003),
                                                                  Kredietbank, S.A. Luxembourgeoise (1992-2003), Investco N.V.
                                                                  (1992-2003), Gevaert N.V. (1992-2003), Fidea N.V. (1992-2003),
                                                                  Almafin N.V. (1992-2003), Centea N.V. (1992-2003), Dutch Chamber
                                                                  of Commerce for Belgium and Luxemburg (1995-2001), Phoenix
                                                                  Investment Partners, Ltd. (1995-2001).
------------------------------------------------------------------------------------------------------------------------------------

                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                    NUMBER OF
                                                  PORTFOLIOS IN
                                                  FUND COMPLEX                          PRINCIPAL OCCUPATION(S)
         NAME, ADDRESS          LENGTH OF          OVERSEEN BY                          DURING PAST 5 YEARS AND
       AND DATE OF BIRTH       TIME SERVED           TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
   Lowell P. Weicker, Jr.      Served since 2005.      50         Director, Medallion Financial New York (2003-present), Compuware
   7 Little Point Street                                          (1996-present), WWE, Inc. (2000-present). President, The Trust
   Essex, CT 06426                                                for America's Health (non-profit) (2001-present).
   DOB: 5/16/31                                                   Trustee/Director, Phoenix Funds Family (1995-present). Director,
                                                                  UST, Inc. (1995-2004), HPSC Inc. (1995-2004).

------------------------------------------------------------------------------------------------------------------------------------
*  Mr. Oates is a Director and Chairman of the Board and a shareholder of Hudson Castle Group, Inc. (formerly IBEX Capital Markets,
   Inc.) ("Hudson"), a privately owned financial services firm. Phoenix Investment Partners, Ltd., an affiliate of the adviser, owns approximately 1% of the common stock of Hudson and Phoenix Life Insurance Company also an affiliate, owns approximately 8% of
   Hudson's common stock.

                                                         INTERESTED TRUSTEES

     Each of the individuals listed below is an "interested person" of the Fund, as defined in Section 2(a)(19) of the Investment
Company Act of 1940, as amended, and the rules and regulations thereunder.


------------------------------------------------------------------------------------------------------------------------------------
                                                    NUMBER OF
                                                  PORTFOLIOS IN
                                                  FUND COMPLEX                          PRINCIPAL OCCUPATION(S)
      NAME, ADDRESS            LENGTH OF           OVERSEEN BY                          DURING PAST 5 YEARS AND
    AND DATE OF BIRTH          TIME SERVED           TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
** Marilyn E. LaMarche         Served since            50         Limited Managing Director, Lazard Freres & Co. LLC (1997-2005).
   Lazard Freres & Co. LLC     2005.                              Trustee/Director, Phoenix Funds Family (2002-present). Director,
   30 Rockefeller Plaza,                                          The Phoenix Companies, Inc. (2001-2005) and Phoenix Life Insurance
   59th Floor                                                     Company (1989-2005).
   New York, NY 10020
   DOB: 5/11/34
------------------------------------------------------------------------------------------------------------------------------------
***Philip R. McLoughlin        Served since            74         Director, PXRE Corporation (Reinsurance) (1985-present), World
   200 Bridge Street           1999.                              Trust Fund (1991-present). Director/Trustee, Phoenix Funds Complex
   Chatham, MA 02633                                              (1989-present). Management Consultant (2002-2004), Chairman
   DOB: 10/23/46               Chairman                           (1997-2002), Chief Executive Officer (1995-2002), Director
                                                                  (1995-2002), Phoenix Investment Partners, Ltd., Director and
                                                                  Executive Vice President, The Phoenix Companies, Inc. (2000-2002).
                                                                  Director (1994-2002) and Executive Vice President, Investments
                                                                  (1987-2002), Phoenix Life Insurance Company. Director (1983-2002)
                                                                  and Chairman (1995-2002), Phoenix Investment Counsel, Inc.
                                                                  Director (1982-2002), Chairman (2000-2002) and President
                                                                  (1990-2000), Phoenix Equity Planning Corporation. Chairman and
                                                                  President, Phoenix/Zweig Advisers LLC (2001-2002). Director
                                                                  (2001-2002) and President (April 2002-September 2002), Phoenix
                                                                  Investment Management Company. Director and Executive Vice
                                                                  President, Phoenix Life and Annuity Company (1996-2002). Director
                                                                  (1995-2000) and Executive Vice President (1994-2002) and Chief
                                                                  Investment Counsel (1994-2002), PHL Variable Insurance Company.
                                                                  Director, Phoenix National Trust Holding Company (2001-2002).
                                                                  Director (1985-2002) and Vice President (1986-2002) and Executive
                                                                  Vice President (April 2002-September 2002), PM Holdings, Inc.
                                                                  Director, WS Griffith Associates, Inc. (1995-2002). Director, WS
                                                                  Griffith Securities, Inc. (1992-2002).
------------------------------------------------------------------------------------------------------------------------------------

** Ms. LaMarche is an "interested person," as defined in the Investment Company Act of 1940, by reason of her former position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.
*** Mr. McLoughlin is an "interested person," as defined in the Investment
    Company Act of 1940, by reason of his former relationship with Phoenix Investment Partners, Ltd. and its affiliates.

                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

------------------------------------------------------------------------------------------------------------------------------------
                           POSITION(S) HELD WITH
       NAME, ADDRESS AND    TRUST AND LENGTH OF                        PRINCIPAL OCCUPATION(S)
         DATE OF BIRTH         TIME SERVED                               DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
   Daniel T. Geraci        President since 2004.        Executive Vice President, Asset Management, The Phoenix Companies, Inc.
   DOB: 6/12/57                                         (wealth management) (since 2003). President and Chief Executive Officer,
                                                        Phoenix Investment Partners, Ltd. (since 2003). President, certain funds within the Phoenix Fund Complex (2004-present). President and Chief
                                                        Executive Officer of North American investment operations, Pioneer
                                                        Investment Management USA, Inc. (2001-2003). President of Private Wealth
                                                        Management Group (2000-2001), and Executive Vice President of Distribution
                                                        and Marketing for U.S. institutional services business (1998-2000) Fidelity
                                                        Investments.
------------------------------------------------------------------------------------------------------------------------------------
   George R. Aylward       Executive Vice President     Senior Vice President and Chief Executive Officer, Asset Management, The
   DOB: 8/17/64            since 2004.                  Phoenix Companies, Inc. (2004-present). Executive Vice President and Chief
                                                        Operating Officer, Phoenix Investment Partners, Ltd. (2004-present). Vice
                                                        President, Phoenix Life Insurance Company (2002-2004). Vice President, The
                                                        Phoenix Companies, Inc. (2001-2004). Assistant Controller, Phoenix
                                                        Investment Partners, Ltd. (1996-2001). Executive Vice President, certain funds within the Phoenix Funds Family (2004-present).
------------------------------------------------------------------------------------------------------------------------------------
   Francis G. Waltman      Senior Vice President        Senior Vice President, Product Development and Management, Phoenix
   DOB: 7/27/62            since 2004.                  Investment Partners, Ltd. (2005-present), Senior Vice President and Chief
                                                        Administrative Officer, Phoenix Investment Partners, Ltd., (2003-2004)
                                                        Senior Vice President and Chief Administrative Officer, Phoenix Equity
                                                        Planning Corporation (1999-2003), Senior Vice President, certain funds within the Phoenix Fund Family (2004-present).
------------------------------------------------------------------------------------------------------------------------------------
   Marc Baltuch            Vice President and           Chief Compliance Officer, Zweig-DiMenna Associates LLC (1989-present); Vice
   900 Third Avenue        Chief Compliance Officer     President and Chief Compliance Officer, certain Funds within the Phoenix
   New York, NY 10022      since 2004.                  Fund Complex (2004-present); Vice President, The Zweig Total Return Fund,
   DOB: 9/23/45                                         Inc. (2004-present); Vice President, The Zweig Fund, Inc. (2004-present);
                                                        President and Director of Watermark Securities, Inc. (1991-present);
                                                        Assistant Secretary of Gotham Advisors Inc. (1990-present); Secretary,
                                                        Phoenix-Zweig Trust (1989-2003); Secretary, Phoenix-Euclid Market Neutral
                                                        Fund (1999-2002).
------------------------------------------------------------------------------------------------------------------------------------
   W. Patrick Bradley      Chief Financial Officer and  Second Vice President, Fund Control and Tax, Phoenix Equity Planning
   DOB: 3/2/72             Treasurer since 2005.        Corporation (2004-present). Chief Financial Officer and Treasurer or
                                                        Assistant Treasurer of certain funds within the Phoenix Fund Family
                                                        (2004-present). Senior Manager (2002-2004), Manager (2000-2002), Audit,
                                                        Deloitte & Touche, LLP.
------------------------------------------------------------------------------------------------------------------------------------
   Kevin J. Carr           Vice President,              Vice President and Counsel, Phoenix Life Insurance Company (May
   One American Row        Chief Legal Officer,         2005-present). Vice President, Counsel, Chief Legal Officer and Secretary of
   Hartford, CT 06102      Counsel and                  certain funds within the Phoenix Fund Complex (May 2005-present). Compliance
   DOB: 8/30/54            Secretary since 2005.        Officer of Investments and Counsel, Travelers Life & Annuity Company
                                                        (January 2005-May 2005). Assistant General Counsel, The Hartford Financial
                                                        Services Group (1999-2005).
------------------------------------------------------------------------------------------------------------------------------------

PHOENIX-SENECA FUNDS
909 Montgomery Street
San Francisco, CA 94133


TRUSTEES
E. Virgil Conway
Harry Dalzell-Payne
S. Leland Dill
Francis E. Jeffries
Leroy Keith, Jr.
Marilyn E. LaMarche
Philip R. McLoughlin, Chairman
Geraldine M. McNamara
Everett L. Morris
James M. Oates
Donald B. Romans
Richard E. Segerson
Ferdinand L. J. Verdonck
Lowell P. Weicker, Jr.

OFFICERS
Daniel T. Geraci, President
George R. Alyward, Executive Vice President
Francis G. Waltman, Senior Vice President
Marc Baltuch, Vice President and Chief Compliance Officer
W. Patrick Bradley, Chief Financial Officer and Treasurer
Kevin J. Carr, Vice President, Chief Legal Officer, Counsel and Secretary

--------------------------------------------------------------------------------
  IMPORTANT NOTICE TO SHAREHOLDERS
  The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, CT 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
One American Row
Hartford, CT 06102

TRANSFER AGENT
Phoenix Equity Planning Corporation
One American Row
Hartford, CT 06102

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 5501
Boston, MA 02206-5501

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

HOW TO CONTACT US
Mutual Fund Services                         1-800-243-1574
Advisor Consulting Group                     1-800-243-4361
Telephone Orders                             1-800-367-5877
Text Telephone                               1-800-243-1926
Web site                                   PHOENIXFUNDS.COM

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

                                                    -------------------
                                                        PRESORTED
                                                         STANDARD
                                                            U.S.
                                                           POSTAGE
                                                           PAID
                                                      Louisville, KY
                                                      Permit No. 1051
                                                    -------------------

[GRAPHIC OMITTED]
PHOENIXFUNDS(SM)

PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480

For more information about Phoenix mutual funds, please call your financial representative, contact us at 1-800-243-1574 or visit PHOENIXFUNDS.COM.

NOT INSURED BY FDIC/NCUSIF OR ANY FEDERAL  GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.

PXP1140                                                                11-05


ITEM 2. CODE OF ETHICS.

      (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

      (d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

            As of the end of the period covered by the report, the Board of Trustees of the Fund has determined that E. Virgil Conway and Everett L. Morris possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert". Mr. Conway and Mr. Morris are "independent" trustees pursuant to paragraph (a) (2) of Item 3 to form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------

      (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $81,060 for 2004 and $81,060 for 2005.

Audit-Related Fees
------------------

      (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2004 and $0 for 2005.

Tax Fees
--------

      (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $14,500 for 2004 and $15,050 for 2005.

            "Tax Fees" are those primarily associated with review of the Trust's tax provision and qualification as a regulated investment company
            (RIC) in connection with audits of the Trust's financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund's federal income and excise tax returns.

All Other Fees
--------------

      (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2004 and $0 for 2005.

   (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

            The Phoenix-Seneca Funds (the "Fund") Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund's Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis ("general pre-approval").

            The Audit Committee has determined that Mr. E. Virgil Conway, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In the event that Mr. Conway determines that the full board should review the request, he has the opportunity to convene a meeting of the Funds Board. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

   (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                  (b)   Not applicable for 2004 and not applicable for 2005

                  (c)   100% for 2004 and 100% for 2005

                  (d)   Not applicable for 2004 and not applicable for 2005

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $385,928 for 2004 and $1,898,249 for 2005.

      (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
            (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At a Board of Trustees meeting held May 18, 2005, the Trustees approved a Policy for the Consideration of Trustee Nominees as follows:

                                  PHOENIX FUNDS

                POLICY FOR THE CONSIDERATION OF TRUSTEE NOMINEES
                ------------------------------------------------

         The following Policy for the Consideration of Trustee Nominees (the "Policy") shall be followed by the Governance and Nominating Committee (the "Committee") of the Phoenix Funds (the "Trust") in filling vacancies on the Board of Trustees or when Trustees are to be nominated for election by shareholders.

MINIMUM NOMINEE QUALIFICATIONS
------------------------------

1. With respect to nominations for Trustees who are not interested persons of the Trust as defined by Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act") ("Disinterested Trustees"), nominees shall be independent of the Trust's investment advisers and other principal service providers. The Committee shall also consider the effect of any relationship beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the investment adviser or its affiliates.

2. Disinterested Trustee nominees must qualify for service on the Trust's Audit Committees.

3. With respect to all Trustees, nominees must qualify under all applicable laws and regulations.

4. The proposed nominee may not be within five years of the Trust's retirement age for Trustees.

5. The Committees may also consider such other factors as they may determine to be relevant.

OTHER QUALIFICATIONS
--------------------

1. With respect to all proposed nominees, the Committee shall consider whether the proposed nominee serves on boards of or is otherwise affiliated with competing financial service organizations or their related fund complexes or companies in which the Trust may invest.

2. The Committee shall consider whether the proposed nominee is able to and intends to commit the time necessary for the performance of Trustee duties.

3. The Committee shall consider the integrity and character of the proposed nominee, and the proposed nominee's compatibility with the current Trustees.

4.    The Committee may require an interview with the proposed nominee.

NOMINEES RECOMMENDED BY SHAREHOLDERS
------------------------------------

1. The Committee shall consider nominations for openings on the Board of Trustees from shareholders who have individually held for at least one full year five percent of the shares of a series of the Trust.

2. The Committee shall give candidates recommended by shareholders the same consideration as any other candidate.

3. Shareholder recommendations should be sent to the attention of the Committee in care of the Trust's Secretary and should include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a Disinterested Trustee, if applicable.

PROCESS FOR IDENTIFYING AND EVALUATING TRUSTEE NOMINEES
-------------------------------------------------------

1. When identifying and evaluating prospective nominees for openings on the Board of Trustees, the Committee shall review all recommendations in the same manner, including those received from shareholders.

2. The Committee shall first determine if the prospective nominee meets the minimum qualifications set forth above. Those proposed nominees meeting the minimum qualifications will then be considered by the Committee with respect to the other qualifications listed above, and any other qualifications deemed to be important by the Committee.

3. Those nominees selected by the Committee shall be recommended to the Board of Trustees.


ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
            under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

   (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

   (a)(2)   Certifications  pursuant to  Rule 30a-2(a)  under  the 1940 Act  and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

   (a)(3)   Not applicable.

   (b)      Certifications  pursuant to  Rule 30a-2(b)  under  the 1940 Act  and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                    Phoenix-Seneca Funds
            --------------------------------------------------------------

By (Signature and Title)*  /s/ George R. Aylward
                         -------------------------------------------------
                           George R. Aylward, Executive Vice President
                           (principal executive officer)

Date              December 8, 2005
    ----------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ George R. Aylward
                         -------------------------------------------------
                           George R. Aylward, Executive Vice President
                           (principal executive officer)

Date              December 8, 2005
    ----------------------------------------------------------------------


By (Signature and Title)*  /s/ W. Patrick Bradley
                         -------------------------------------------------
                           W. Patrick Bradley,  Chief Financial Officer
                           and Treasurer
                           (principal financial officer)

Date              December 8, 2005
    ----------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.